SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                     [ ]
Filed by a party other than the Registrant                  [x]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                ZEMEX CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             DAVIS, GRAHAM & STUBBS
               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and O-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:
     (4)  Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)   Amount previously paid:  0
     (2)   Form, Schedule or Registration Statement No.:  Preliminary Proxy
           Statement
     (3)   Filing Party:  Zemex Corporation
     (4)   Date Filed:  June 1, 1998

Note: $125 filing fee is no longer required.

                                ZEMEX CORPORATION




                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS












               ------------------------------------------------------

                        MEETING TO BE HELD AT 11:00 A.M.

                            ON TUESDAY JUNE 30, 1998

                IN ROOM "C", 11TH FLOOR, THE CHASE MANHATTAN BANK
                270 PARK AVENUE, NEW YORK, NEW YORK 10017, U.S.A.

               ------------------------------------------------------

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 30, 1998



To the Shareholders:

Notice is given that the Annual Meeting of Shareholders of Zemex Corporation will be held in Room C, 11th Floor, The Chase Manhattan Bank, 270 Park Avenue, New York, New York, 10017, on Tuesday June 30, 1998 at 11:00 a.m. for the following purposes:

      (i) to elect nine directors for the ensuing year; (ii) to ratify the appointment of independent public auditors;

    (iii) to approve an amendment to Zemex Corporation's Amended and Restated Certificate of Incorporation to provide for a new class of shares; and

     (iv) to transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May 27, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record at the close of business on that date are entitled to vote at the meeting.

If you are unable to attend the meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. Any person giving a proxy has the power to revoke it at any time prior to its exercise at the meeting. Even though you execute the proxy, you may still vote your stock in person at the meeting. It is important that your stock be represented regardless of the number of shares you may hold.

We hope that you can attend the meeting.



                                    By Order of the Board of Directors,



                                    Patricia K. Moran
                                    Corporate Secretary and Assistant
                                    Treasurer

May 27, 1998

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1


                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Zemex Corporation (the "Corporation" or "Zemex"), a Delaware corporation, to be voted at the Annual Meeting of Shareholders at 11:00 a.m. on June 30, 1998 in Room C, 11th Floor, The Chase Manhattan Bank, 270 Park Avenue, New York, New York, 10017 and at any adjournment thereof. This proxy statement and the accompanying notice of meeting and form of proxy are being mailed to the Corporation's shareholders commencing on or about June 1, 1998. The 1997 Annual Report to the Corporation's shareholders, which includes financial statements, was mailed to shareholders on or about March 31, 1998 to each shareholder of record as of the close of business on March 19, 1998. Such Annual Report, however, is not to be deemed to be part of this proxy solicitation material.

The Board has fixed the close of business on May 27, 1998 as the record date for the determination of shareholders of the Corporation entitled to vote at the Annual Meeting of Shareholders. As of the record date, the Corporation had approximately 8,460,984 common shares, par value $1.00 per share (the "Common Shares") issued and outstanding.

Each Common Share is entitled to one vote. A majority of the Common Shares outstanding and entitled to vote must be present at the Annual Meeting of Shareholders in person or by proxy in order to constitute a quorum for the transaction of business. Under Delaware law, abstentions are treated as present and entitled to vote, and therefore will be counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of Shareholders.

Broker "non-votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining approval of any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of Shareholders. There are no dissenters' rights available with respect to any matter to be considered at the Annual Meeting of Shareholders. Any shareholder giving a proxy in the accompanying form of proxy has the right to revoke it at any time prior to the voting thereof by delivery of notice of revocation to the Corporation or by delivery of another proxy subsequent to the date thereof. Such notices of revocation should be addressed to the Corporate Secretary at the executive offices of the Corporation located at Canada Trust Tower, BCE Place, 161 Bay Street, Suite 3750, P.O. Box 703, Toronto, Ontario, Canada, M5J 2S1. The Corporation's telephone number is (416) 365-8080 and its fax number is (416) 365-8094.

The expense of solicitation of proxies will be borne by the Corporation. Following the mailing of the proxy material, solicitation of proxies may be made by mail, telephone, facsimile, telegram or personal interview by some of the regular employees of the Corporation or its subsidiaries, who will receive no additional compensation for their services. The Corporation has also retained

Kissel-Blake Inc. to solicit proxies personally or by mail, telephone, facsimile, or telegraph from brokerage houses, custodians, fiduciaries and nominees for a fee of $4,500 plus expenses. In addition, the Corporation will reimburse brokers and other nominees for their expenses in forwarding soliciting material to beneficial owners.


ELECTION OF DIRECTORS

A board of nine directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Corporation's nine nominees named below, all of whom are presently directors of the Corporation. If any nominee of the Corporation is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for the nominee designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Opposite the name of each nominee for election as a director is (i) his age;
(ii) his position with the Corporation, his principal occupation and his business experience during the past five years; and (iii) the year in which he first became a director of the Corporation. All information is as of May 1, 1998.


                                   PROPOSAL I
                       NOMINEES FOR ELECTION AS A DIRECTOR

                          Position with the Corporation; Principal
                          Occupation And Business Experience           Director
Name                 Age  During Since Past Five Years                   Since
-------------------------------------------------------------------------------

Paul A. Carroll       57  Chairman of the Executive Compensation/Pension   1991
                          Committee; Chairman and Chief Executive
                          Officer, World Wide Minerals Ltd.
                          (Toronto-based mining company) since January
                          1997; Counsel, Smith Lyons (Toronto law firm)
                          since 1997 and prior thereto Partner of
                          Smith Lyons since 1973; Chairman, Juno
                          Limited; Director, Dundee Bancorp Inc.;
                          Director, Uranium Institute
-------------------------------------------------------------------------------

Morton A. Cohen       63  Chairman, President and Chief Executive          1991
                          Officer, Clarion Capital Corporation
                          (Cleveland-based venture capital company)
                          since 1982; Chairman, Cohesant Technologies,
                          Inc.; Director, Gothic Energy Corporation;
                          Director, Sentex Sensing Technologies Inc.;
                          Director, DHB Capital Group
-------------------------------------------------------------------------------

John M. Donovan       70  Member of the Audit Committee and Executive      1991
                          Compensation/Pension Committee; Independent
                          Consultant since July 1990; Director, Philex
                          Gold Inc.
-------------------------------------------------------------------------------

Thomas B. Evans, Jr.  66  Member of the Audit Committee and the            1989
                          Nominating Committee; Chairman, The
                          Evans Group, Ltd. (Washington D.C.
                          consulting firm) since January 1997;
                          Vice Chairman, The Jefferson Group Inc.
                          (Washington D.C. consulting firm) from
                          December 1995 to December 1996; President,
                          The Evans Group Ltd.  from 1989 to 1995;
                          Director, Juno Limited; Director, World
                          Wide Minerals Ltd.
--------------------------------------------------------------------------------


NAME                         POSITION WITH THE CORPORATION; PRINCIPAL               DIRECTOR
                     AGE     OCCUPATION AND BUSINESS EXPERIENCE DURING                SINCE
                             PAST FIVE YEARS
--------------------------------------------------------------------------------------------

Ned Goodman          60       Chairman, President and Chief Executive Officer,         1991
                              Dundee Bancorp Inc. (a Toronto-based financial
                              services company) and its subsidiary, Goodman &
                              Company Ltd., since 1979; Chairman, Dynamic Mutual
                              Funds; Chairman, Goodman & Company, Investment
                              Counsel; Chairman, Eurogas Corporation; Director,
                              BGR Precious Metals Inc.; Director, Breakwater
                              Resources Ltd.
--------------------------------------------------------------------------------------------

Peter O. Lawson-Johnston 71   Chairman of the Board of Directors, Member of            1960
                              the Executive Compensation/Pension Committee,
                              Member of the Executive Committee and Chairman of
                              the Nominating Committee; Chairman and Trustee,
                              Solomon R. Guggenheim Foundation; Chairman of the
                              Board, The Harry Frank Guggenheim Foundation;
                              Senior Partner, Guggenheim Brothers; President and
                              Director, Elgerbar Corporation; Director, National
                              Review, Inc.; Limited Partner Emeritus, Alex Brown
                              & Sons, Inc.; Director, UBS Private Investor
                              Funds, Inc
--------------------------------------------------------------------------------------------

Richard L. Lister     59      President and Chief Executive Officer of the             1991
                              Corporation since May 1993; Chairman of the
                              Executive Committee and Member of the Nominating
                              Committee; Vice Chairman of the Board of Directors
                              from 1991 to May 1993; Director, Dundee Bancorp
                              Inc.; Director, World Wide Minerals Ltd.; Vice
                              Chairman, Dundee Bancorp Inc. from 1991 to 1993
--------------------------------------------------------------------------------------------

Patrick H. O'Neill    82      Chairman of the Audit Committee; Independent             1975
                              Mining Consultant since 1982; Counselor, American
                              Geographical Society, New York; Director, Ireland
                              U.S. Council for Commerce and Industry, New York
--------------------------------------------------------------------------------------------

William J. vanden     68      Member of the Executive Committee; Counsel,              1989
Heuvel                        Stroock, Stroock & Lavan (attorneys at law, New
                              York) since 1984; Senior Advisor, Allen & Company
                              Inc. (investment bankers) since 1984; Chairman of
                              the Board, IRC Group, Inc.; Co-Chairman, Council
                              of American Ambassadors; Director, Winstar
                              Communications, Inc.
--------------------------------------------------------------------------------------------


VOTE REQUIRED FOR ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting of Shareholders by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. Votes may be cast for, or withheld from, each nominee.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOREGOING PERSONS.

REPORTS REQUIRED BY SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent (10%) of the Corporation's Common Shares to file reports of ownership and changes in ownership of the Corporation's Common Shares with the Securities and Exchange Commission and any exchange on which the Corporation's Common Shares are traded. Based solely on its review of the copies of Forms 3, 4 and 5 received by the Corporation, or written representations from certain reporting persons that no Form 5's were required for such persons, the Corporation believes that, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.


BOARD MEETINGS AND COMMITTEES

The Corporation maintains standing Executive, Executive Compensation/Pension, Audit and Nominating Committees.

The Executive Committee, whose members include Peter O. Lawson-Johnston,  John
M. Donovan, William J. vanden Heuvel and Richard L. Lister, met seven times during 1997. The purpose of the Executive Committee is to act on behalf of the Board and to authorize and approve major capital expenditures, which are subsequently ratified by the full Board.

The Executive Compensation/Pension Committee, whose members include Paul A. Carroll, Peter O. Lawson-Johnston and John M. Donovan, met once during 1997. The Executive Compensation/Pension Committee sets policies and guidelines with respect to compensation and pensions.

The Audit Committee met formally once during 1997. Its members include Patrick
H. O'Neill, John M. Donovan and Thomas B. Evans, Jr. The Audit Committee reviews the financial reporting process of the Corporation on behalf of the Board. In fulfilling its responsibility, the Audit Committee recommended to the Board, subject to shareholder approval, the selection of Deloitte & Touche as the Corporation's independent auditors. During 1997, the Audit Committee met with the Corporation's management and with representatives of Deloitte & Touche without the Corporation's management being present.

The Nominating Committee met one time in 1997. Its members include Peter O. Lawson-Johnston, Thomas B. Evans, Jr. and Richard L. Lister. The Nominating Committee advises the Board on prospective nominees for election to the Board. It considers possible director nominees recommended by shareholders, who may submit their recommendations by writing to the Nominating Committee at the Corporation's principal executive office.

The Board met eight times during 1997. No director attended fewer than 75% of the meetings of the Board and its committees held during the period in 1997 except for one.

Outside directors received $10,000 annually plus $600 for each meeting of the Board or any of its committees attended through December 31, 1997. In addition, the directors are eligible for option grants (see Note 5 to the Principal Shareholders and Security Ownership of Management table). Executives who are directors receive no cash compensation as directors.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of May 1, 1998, information concerning the Common Shares beneficially owned by each person who, to the knowledge of the Corporation, is the holder of 5% or more of the Common Shares of the Corporation, each director, and each Named Officer (as defined on page 10 Executive Compensation) who was an executive officer as of that date, and all executive officers and directors of the Corporation as a group. Except as otherwise noted, each beneficial owner has sole investment and voting power with respect to the listed shares.



                                         SHARES
                                       PERCENTAGE                BENEFICIALLY
NAME OF BENEFICIAL OWNER(1)(2)(3)  BENEFICIALLY OWNED(4)            OWNED
------------------------------------------------------------------------------
Dundee Bancorp International Inc.      2,897,233                    34.2%
     Scotia Plaza, 55th Floor
     40 King Street West
     Toronto, Ontario, Canada M5H 4A9
------------------------------------------------------------------------------
Paul A. Carroll                           30,411 (5)(6)               *
------------------------------------------------------------------------------
Morton A. Cohen                          313,125 (5)(6)(7)           3.7%
------------------------------------------------------------------------------
John M. Donovan                           30,412 (5)(6)               *
------------------------------------------------------------------------------
Thomas B. Evans, Jr.                      40,590 (5)(6)               *
------------------------------------------------------------------------------
Ned Goodman                            2,927,645 (5)(6)(8)          34.5%
     Scotia Plaza, 55th Floor
     40 King Street West
     Toronto, Ontario, Canada M5H 4A9
------------------------------------------------------------------------------
Peter O. Lawson-Johnston                  96,268 (5)(6)(9)           1.1%
------------------------------------------------------------------------------
Richard L. Lister                        796,455 (6)(10)(12)(14)     9.2%
     Canada Trust Tower, BCE Place
     161 Bay Street, Suite 3750
     Toronto, Ontario, Canada M5J 2S1
------------------------------------------------------------------------------
Patrick H. O'Neill                        35,170 (5)(6)               *
------------------------------------------------------------------------------
William J. vanden Heuvel                  42,840 (5)(6)               *
------------------------------------------------------------------------------
Allen J. Palmiere                         80,412 (6)(11)              *
------------------------------------------------------------------------------
Peter J. Goodwin                          73,256 (11)(14)             *
------------------------------------------------------------------------------
Terrance J. Hogan                         77,563 (11)(13)(14)         *
------------------------------------------------------------------------------
George E. Gillespie                       13,397 (11)(14)             *
------------------------------------------------------------------------------
All Directors and Named Officers       4,557,544(5)(6)(7)(8)(9)     50.4%
   as a group (13 persons)                      (10)(11)(12)(13)(14)
------------------------------------------------------------------------------

* Denotes less than 1% of Common Shares outstanding

(1) A Schedule 13G, prepared on behalf of Merrill Lynch & Co., Inc. and various of its subsidiaries, was filed with the Securities and Exchange Commission indicating that it could be construed to be a beneficial owner of 898,177 Common Shares as of December 31, 1997. However, Merrill Lynch & Co., Inc. disclaims any beneficial ownership of the Common Shares because they were held in proprietary trading accounts.

(2) Zesiger Capital Group LLC has filed a Schedule 13G with the Securities and Exchange Commission indicating that it could be deemed to be a beneficial owner of 935,815 Common Shares as of December 31, 1997. However, Zesiger Capital Group LLC disclaims any beneficial ownership of the Common Shares because they were purchased for customer accounts.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 438,572 Common Shares of Zemex Corporation as of December 31, 1997, all of which Common Shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such Common Shares.

(4) Computed in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.

(5) These directors were each granted options for 15,000 Common Shares at $5.50 per share exercisable in two installments of 7,500 each beginning on May 26, 1994 and May 26, 1995, respectively. These options expire on May 26, 1999. On February 8, 1995, these directors were each granted options for an additional 5,000 Common Shares at $9.125 per share exercisable in two installments of 2,500 each beginning on February 8, 1996 and February 8, 1997, respectively, and expiring on February 8, 2001. Additionally, on April 21, 1997, each of these directors was granted options for 10,000 Common Shares at $7.00 per share exercisable in two installments of 5,000 each beginning on April 21, 1998 and April 21, 1999, respectively. These options expire April 21, 2003. Shares shown in the table include the 25,000 currently exercisable options for each director, respectively, except for Mr. Carroll who exercised 15,000 options in March 1998.

(6) Each of these directors and members of management purchased 5,000 Common Shares from G.E. Wood, former President and Chief Executive Officer, as part of an assignment of the Corporation's settlement agreement with Mr.
    Wood dated August 10, 1993.

(7) Includes 282,393 Common Shares owned by Clarion Capital Corporation, a company which Mr. Cohen may be deemed to be the beneficial owner.

(8) Includes 2,897,233 Common Shares owned by Dundee Bancorp International Inc., a wholly-owned subsidiary of Dundee Bancorp Inc., of which Mr. Goodman is Chairman of the Board and over which he may be deemed to have voting and investment power.

(9) Includes 18,366 Common Shares beneficially owned by Elgerbar Corporation. Mr. Lawson-Johnston is President and Director of Elgerbar Corporation and has shared voting and investment power with respect to the Common Shares held by it.

(10)In 1991, Richard L. Lister, President and Chief Executive Officer of the Corporation, acquired 357,000 Common Shares under the Corporation's Key Executive Stock Purchase Plan for an aggregate purchase price of $1,749,300 ($4.90 per share). The Corporation loaned Mr. Lister the full amount of the purchase price. This non-interest bearing loan, which was originally scheduled to mature in 1997, was extended for one year by approval of the Board. The loan is evidenced by a promissory note secured by a pledge of the Common Shares. If Mr. Lister leaves the employ of the Corporation at any time prior to full payment of the loan, the principal amount will be due in full 30 days after the date his employment terminates. Any balance remaining unpaid on the loan after it is due will bear interest at the prime rate plus 1.0%. So long as the loan is outstanding, Mr. Lister is required to vote the 357,000 Common Shares in a manner consistent with the recommendation of the Board.

(11)Includes Common Shares issuable upon exercise of vested options as follows: Mr. Lister, 220,000 Common Shares; Mr. Palmiere, 75,000 Common Shares; Mr. Goodwin, 55,000 Common Shares; Mr. Hogan, 39,500 Common
    Shares; Mr. Gillespie, 12,500 Common Shares; and all Named Officers and directors as a group, 587,000 Common Shares.

(12)During 1997, the Corporation agreed to guarantee a personal loan in the amount $600,000 drawn down by Mr. Lister. The proceeds of the loan were used to acquire 85,700 Common Shares on the open market. The Common Shares acquired are held by the Corporation as security for the loan guarantee.

(13)As part of the Corporation's purchase of Alumitech, Inc., in May 1995, Mr. Hogan was issued 28,558 Common Shares and options for an additional 22,000 Common Shares at $9.75 per share exercisable in two installments of 11,000 Common Shares each beginning on May 12, 1996 and May 12, 1997, respectively, in exchange for his interest in Alumitech, Inc. The options expire on May 12, 2001.

(14)Includes Common Shares purchased in 1995, 1996, 1997 and the first quarter of 1998, plus any applicable stock dividends, in accordance with the terms and conditions of the Corporation's employee stock purchase plan as follows: Mr. Lister, 17,692 Common Shares; Mr. Goodwin, 10,230 Common Shares; Mr. Hogan 6,423 Common Shares; and Mr. Gillespie, 897 Common Shares.


                                  REPORT OF THE
                  EXECUTIVE COMPENSATION / PENSION COMMITTEE

The following is the report of the Compensation Committee of the Corporation describing the compensation policies and rationale with respect to compensation paid to executive officers for the year ended December 31, 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference into such filing.

The Corporation applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Corporation result from the coordinated efforts of all individuals working toward common objectives. The Corporation strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.


COMPENSATION PHILOSOPHY

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Corporation to attract, retain and reward executive officers who contribute to the long term success of the Corporation. The Corporation's compensation program for executive officers, including the President and Chief Executive Officer (CEO), is based on the same five principles applicable to compensation decisions for all employees of the
Corporation:

1. The Corporation pays competitively. The Corporation is committed to providing a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Corporation regularly compares its pay practices with those of other leading companies and sets its pay parameters based on this review.

2. The Corporation pays for relative sustained performance. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors, new product introductions and execution of long term strategy. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Corporation values are fostered.

3. The Corporation strives for fairness in the administration of pay.

4. The Corporation strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Corporation and at comparable companies.

5. The Corporation believes that employees should understand how the performance evaluation and pay administration process works.

The process of assessing performance is as follows:

    o At the beginning of the performance cycle, the evaluating manager sets objectives and key goals.

    o   The  evaluating   manager  gives  the  employee   ongoing  feedback  on
        performance.

    o At the end of the performance cycle, the manager evaluates the accomplishments of objectives/key goals.

    o The manager compares the results to the results of peers within the operating unit.

    o The evaluating manager communicates the comparative results to the employee.

    o The comparative result affects decisions on salary, bonuses and stock options.

COMPENSATION

The Corporation has had a history of using a simple total compensation program that consists of cash and, since 1990, equity-based compensation. Having a compensation program that allows the Corporation to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance shareholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The compensation vehicles are:

CASH-BASED COMPENSATION
Salary: The Corporation sets base salary for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market.

EQUITY-BASED COMPENSATION
Stock Option Program: The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Corporation.

BONUS PROGRAM
The Corporation maintains a bonus program for certain key employees. The plan is specifically designed to grant greater compensation to those key employees to recognize their performance in the plan year.


1997 PERFORMANCE

At the beginning of fiscal 1997, the Executive Compensation/Pension Committee reviewed performance objectives for the Corporation. Performance relative to these objectives was the basis for determining the 1997 bonus of the President and CEO.

Similarly, 1997 performance goals for the other Named Officers were approved by the President and CEO at the beginning of the year. Performance measures and goals were similar to those of the President and CEO. Their performance for 1997 was evaluated by the President and CEO and bonuses awarded based on this evaluation.


                                    EXECUTIVE COMPENSATION/PENSION COMMITTEE
                                    PAUL A. CARROLL
                                    JOHN M. DONOVAN
                                    PETER O. LAWSON-JOHNSTON

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation, attributable to all service in the fiscal years 1997, 1996 and 1995, paid to those persons who were at the end of the 1997 fiscal year (i) the chief executive officer; and (ii) the other four most highly paid executive officers of the Corporation (collectively, the "Named Officers"):

SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                       ANNUAL         SECURITIES
NAME AND                            COMPENSATION      UNDERLYING    ALL OTHER
PRINCIPAL POSITION        YEAR    SALARY      BONUS   OPTIONS(1) COMPENSATION(2)
--------------------------------------------------------------------------------
Richard L. Lister         1997    $265,380   $150,000     --         $40,595
  President and           1996    $267,537     --         --         $39,994
  Chief Executive Officer 1995    $265,911   $75,000   100,000       $37,225
--------------------------------------------------------------------------------
Peter J. Goodwin          1997    $166,666   $83,000    10,000       $23,393
  Vice President, Zemex   1996    $144,530     --                    $20,230
  President, Industrial   1995    $132,667   $17,500    25,000(3)    $15,120
  Minerals                                              25,000
--------------------------------------------------------------------------------
Allen J. Palmiere         1997    $150,619   $68,607      --         $17,972
  Vice President, Chief   1996    $139,368     --         --         $15,788
  Financial Officer       1995    $119,629   $24,000    15,000        $6,364
  and Assistant Secretary
--------------------------------------------------------------------------------
Terrance J. Hogan         1997    $146,667   $45,000    15,000        $9,218
  President, Alumitech,   1996    $136,667     --         --         $14,816
  Inc.                    1995    $120,192   $36,000    32,000        $3,395
--------------------------------------------------------------------------------
George E. Gillespie       1997    $119,318   $25,000    25,000       $10,703
  President, Metal
  Powders
--------------------------------------------------------------------------------

(1) On February 8, 1995, Mr. Lister, Mr. Goodwin, Mr. Palmiere and Mr. Hogan were granted options for 100,000, 25,000, 15,000 and 10,000 Common Shares, respectively, at an exercise price of $9.125. On May 12, 1995, Mr. Hogan was issued options for 22,000 Common Shares at $9.75 per share in exchange for his interest in Alumitech, Inc. (see Note 13 Principal Shareholders and Security Ownership of Management). On February 18, 1997, Mr. Goodwin and Mr. Hogan were granted options for 10,000 and 15,000 Common Shares, respectively, at an exercise price of $7.25. On April 21, 1997, Mr. Gillespie was granted options for 25,000 Common Shares at an exercise price of $7.00.

(2) Constitutes premiums for term life insurance exceeding amounts eligible to most employees, automobile benefits, and employer matched contributions to a group registered retirement plan and an employee stock purchase plan. In 1995, the Corporation adopted an employee stock purchase plan whereby employees may elect to invest up to 10% of their earnings and the Corporation matches funding for the purchase of the Corporation's Common Shares. Common Shares purchased under this plan are held for a one-year vesting period. In connection with the plan, amounts shown for Mr. Lister include $25,200 in each of 1997, 1996 and 1995 with respect to benefits derived from participation in the plan. Amounts shown for Mr. Goodwin include plan benefits of $16,248, $14,200 and $9,450, in 1997, 1996 and
    1995, respectively. Amounts shown for Mr. Hogan include plan benefits of $13,000 for each of 1997 and 1996, respectively. Amounts shown for Mr. Gillespie include plan benefits of $3,150 in 1997. Amounts shown for Mr. Lister do not include imputed interest of $65,596, $100,453 and $130,585 in 1997, 1996, and 1995, respectively, on a loan Mr. Lister received under the Corporation's Key Executive Stock Purchase Plan. The Corporation does not reimburse Mr.

    Lister for any tax consequences arising from this loan. (See Note 10 Principal Shareholders and Security Ownership of Management.)

(3) On July 14, 1994, Mr. Goodwin was granted options for 25,000 Common Shares at $11.50 per share. On July 18, 1996, these options were repriced to $9.125.


OPTION EXERCISE AND YEAR-END VALUES TABLE

With respect to the Named Officers, the following table sets forth the number of options exercised and the value realized upon exercise and the value of outstanding options at December 31, 1997, using $8.75, the closing price of the Corporation's Common Shares on the New York Stock Exchange on December 31, 1997.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------
                                               NUMBER OF           VALUE OF
                                              UNEXERCISED        IN-THE-MONEY
                    SHARES                     OPTIONS AT         OPTIONS AT
                 ACQUIRED ON     VALUE          YEAR-END           YEAR-END
NAMED OFFICER      EXERCISE     REALIZED      EXERCISABLE/       EXERCISABLE/
                                             UNEXERCISABLE      UNEXERCISABLE
--------------------------------------------------------------------------------
Richard L. Lister    --           --          220,000 / 0       $390,000 / $0
--------------------------------------------------------------------------------
Allen J. Palmiere    --           --           75,000 / 0        $97,500 / $0
--------------------------------------------------------------------------------
Peter J. Goodwin     --           --        50,000 / 10,000      $0 / $15,000
--------------------------------------------------------------------------------
Terrance J. Hogan    --           --        32,000 / 15,000      $0 / $22,500
--------------------------------------------------------------------------------
George E. Gillespie  --           --           0 / 50,000        $0 / $65,625
--------------------------------------------------------------------------------

PENSION PLAN

Pursuant to the Corporation's pension plan, employees are entitled to pension benefits after five years of service with the Corporation. The amount of such benefits depends upon salary and length of service as shown in the table below. The service factor is 1 1/2% per year. There is a Social Security offset. As of January 1, 1998, the number of credited years of service and the compensation covered by the pension plan for the Named Officers are: Richard L. Lister, 6.5 and $265,380; Peter J. Goodwin, 3.5 and $166,666; and George E. Gillespie 0.8 and $119,318.

--------------------------------------------------------------------------------

      AVERAGE FINAL           CREDITED SERVICE AS OF NORMAL RETIREMENT DATE
      COMPENSATION
 AS OF NORMAL RETIREMENT  ------------------------------------------------------
          DATE                15         20         25         30        35
--------------------------------------------------------------------------------
        $ 50,000           $ 8,448    $11,265    $14,081    $16,897    $19,713
--------------------------------------------------------------------------------
        $ 75,000           $14,073    $18,765    $23,456    $28,147    $32,838
--------------------------------------------------------------------------------
        $100,000           $19,698    $26,265    $32,831    $39,397    $45,963
--------------------------------------------------------------------------------
        $125,000           $25,323    $33,765    $42,206    $50,647    $59,088
--------------------------------------------------------------------------------
        $150,000           $30,948    $41,265    $51,581    $61,897    $72,213
--------------------------------------------------------------------------------
        $175,000           $31,848    $42,465    $53,081    $63,697    $74,313
--------------------------------------------------------------------------------
        $200,000           $31,848    $42,465    $53,081    $63,697    $74,313
--------------------------------------------------------------------------------
        $225,000           $31,848    $42,465    $53,081    $63,697    $74,313
--------------------------------------------------------------------------------

Note: All benefits shown were estimated using the 1998 Social Security Law and assume the employee terminates employment during 1998 on his Normal Retirement Date (age 65). The benefits shown are payable at Normal Retirement Date as a Five Year Certain and Life Annuity, the normal form for an unmarried participant. All amounts are annual.


PERFORMANCE GRAPH

The performance graph compares the performance of the Corporation's Common Shares to the Dow Jones Industrial Average Index and the Dow Jones Basic Materials Average Index over the past five-year period. The graph assumes that the value of the investment in the Corporation's Common Shares and each index was $100 at December 31, 1992 and that all dividends were reinvested. As a diversified producer of industrial minerals and metal products, many of the companies with which the Corporation competes are private and peer group comparative data is not available.


                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                            YEARS ENDING DECEMBER 31




                              [PERFORMANCE GRAPH]





--------------------------------------------------------------------------------
                                   1992    1993    1994    1995    1996    1997
--------------------------------------------------------------------------------
Zemex Total Cumulative Return       100     128     166     195     142     178
--------------------------------------------------------------------------------
Dow Jones Industrial Average        100     116     123     168     217     270
--------------------------------------------------------------------------------
Dow Jones Basic Materials Average   100     114     120     149     173     192
--------------------------------------------------------------------------------

                                   PROPOSAL II
                                    AUDITORS

The Board, upon the recommendation of the Audit Committee, has selected Deloitte & Touche as independent auditors of the accounts of the Corporation and its subsidiaries for the fiscal year ending December 31, 1998. A proposal will be presented at the Annual Meeting of Shareholders to ratify the appointment of Deloitte & Touche as the Corporation's independent auditors. Representatives of Deloitte & Touche will be present at the Annual Meeting of Shareholders and will be available to respond to questions and may make a statement if they so desire.

VOTE REQUIRED FOR RATIFICATION OF AUDITORS

Approval of the appointment of auditors requires the affirmative vote of a majority of the votes present in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                                  PROPOSAL III
                        NEW CLASS OF SPECIAL VOTING STOCK

APPROVAL OF NEW CLASS OF SPECIAL VOTING STOCK

Management has for some time believed it may be desirable for Zemex to access the Canadian capital markets at a time and in a manner that would be advantageous for the Corporation. In connection therewith, management has considered a transaction structure that would involve the issuance of exchangeable shares (the "Exchangeable Shares") of a wholly-owned Canadian subsidiary of Zemex ("Zemex Canada"). Management believes that these Exchangeable Shares would be more attractive to Canadian investors than Zemex Common Shares as they would qualify as "qualified property" that is not "foreign property" for Canadian Registered Retirement Savings Plan purposes. Therefore, Canadian pension and retirement funds would have greater flexibility to invest in the Exchangeable Shares than in the Zemex Common Shares, which management believes would positively affect the market for Zemex equity securities in Canada. The basic terms of the Exchangeable Shares are generally described below.

THE CORPORATION IS NOT CURRENTLY ENGAGED IN AN OFFERING OF EXCHANGEABLE SHARES, AND ANY OFFERING WILL BE MADE ONLY IN COMPLIANCE WITH OR PURSUANT TO AN EXEMPTION FROM APPLICABLE SECURITIES LAWS, INCLUDING THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

As more fully described below, it is contemplated that holders of Exchangeable Shares would have economic and voting rights in the Corporation as if their shares had been exchanged for Common Shares. These voting rights would be effected by issuance to a trustee (the "Trustee") of a single share of special voting stock of Zemex (the "Special Voting Stock"). The share of Special Voting Stock (the "Voting Share") would entitle the Trustee to a number of votes on all matters on which holders of Common Shares are entitled to vote equal to the number of Exchangeable Shares outstanding from time to time that are not held by Zemex or its subsidiaries. To facilitate this, the Corporation is asking for shareholder approval to amend its Amended and Restated Certificate of Incorporation to authorize the creation of a class of shares of Special Voting Stock, with the intention that the Special Share be deposited with the Trustee upon consummation of the initial offering of Exchangeable Shares. The form of amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit "A". The rights and obligations of the Corporation, Zemex Canada and the Trustee in respect of an issuance of Exchangeable Shares will be set forth in a voting, support and exchange trust agreement (the "Voting, Support and Exchange Trust Agreement") and in the terms of the Exchangeable Shares, substantially in the forms attached hereto as Exhibits "B" and "C".

It is the current intention of the Corporation to offer the Exchangeable Shares solely to Canadian investors either pursuant to Regulation S or in a registered transaction under the 1933 Act, and to list any such shares on a Canadian stock exchange. The Corporation intends to maintain the listing of the Zemex Common Shares on the New York Stock Exchange (the "NYSE"). It is not contemplated that the Exchangeable Shares will be listed on any U.S. securities exchange or quoted in any U.S. inter-dealer quotation system.

Voting Rights

The Trustee, as the holder of record of the Voting Share, would be entitled to all of the voting rights attached in the Voting Share (the "Voting Rights"), including the right to consent to or to vote in person or by proxy the Voting Share, on any matter that may come before holders of Zemex Common Shares. The Voting Rights shall be and remain vested in and exercised by the Trustee, however, the Trustee shall exercise the Voting Rights only on the basis of an instruction received from holders of Exchangeable Shares other than Zemex and its subsidiaries ("Non-Affiliated Holders") entitled to instruct the Trustee with respect to the voting thereof. Each Non-Affiliated Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, one vote for each Exchangeable Share owned of record by such Non-Affiliated Holder on the record date. Each Exchangeable Share certificate shall be legended notifying the Non-Affiliated Holders of their right to instruct the Trustee with respect to the exercise of Voting Rights and exchange rights (the "Exchange Right").

Mailings and Stockholder Information

The Corporation will deliver to the Trustee copies of all mailings and shareholder communications sent to holders of Zemex Common Shares. The Trustee will mail or distribute in the same manner that Zemex utilizes in communications to its holders of Common Shares copies of all such materials to each Non-Affiliated Holder at the expense of Zemex.

Exchangeable Shares

The rights associated with the Exchangeable Shares are intended to have characteristics essentially equivalent in economic effect to rights associated with the Zemex Common Shares. Holders of the Exchangeable Shares will be entitled at any time to retract (i.e., require Zemex Canada to redeem) any or all such Exchangeable Shares owned by them and to receive an equivalent number of Zemex Common Shares, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares, subject to the Retraction Call Rights described below. Holders of the Exchangeable Shares may effect such retraction by presenting a certificate or certificates to Zemex Canada or its transfer agent representing the number of Exchangeable Shares the holder desires to retract, together with a duly executed statement in the form of Schedule A to the Exchangeable Share Provisions or in such other form as may be acceptable to Zemex Canada

(the "Retraction Request") specifying the number of Exchangeable Shares the holder wishes to retract and such other documents as may be required to effect the retraction of the Exchangeable Shares. The retraction will become effective five business days after the request is received by Zemex Canada (the "Retraction Date").

Upon receipt of the certificate for Exchangeable Shares, the Retraction Request and other required documentation from the holder thereof, Zemex Canada is required to immediately notify Zemex and an indirect wholly-owned subsidiary of Zemex ("Zemex Sub") of such Retraction Request. Zemex or Zemex Sub will thereafter have two business days in which to exercise its Retraction Call Right to purchase all of the Exchangeable Shares submitted by the holder thereof by the delivery of an equivalent number of Zemex Common Shares, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares, to the transfer agent for delivery to such holder on the Retraction Date. In the event neither Zemex nor Zemex Sub determines to exercise its Retraction Call Right and provided that the Retraction Request is not revoked in accordance with the Exchangeable Share Provisions, Zemex Canada is obligated to deliver to the holder the number of Zemex Common Shares equal to the number of Exchangeable Shares submitted by the holder for retraction, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares.

Subject to applicable law and the Redemption Call Right of Zemex and Zemex Sub described below, on any Optional Redemption Date, Zemex Canada may redeem all of the then outstanding Exchangeable Shares in exchange for an equal number of Zemex Common Shares, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares. Notwithstanding any proposed redemption of the Exchangeable Shares by Zemex Canada, Zemex and Zemex Sub will have the overriding right to purchase on the Optional Redemption Date all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by Zemex, Zemex Sub and Canada Holdco) in exchange for one share of Zemex Common Stock for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Share. In exercising the Redemption Call Right, neither Zemex nor Zemex Sub will be required to purchase Exchangeable Shares from itself, the other or Canada Holdco. If either Zemex or Zemex Sub exercises such Redemption Call Right, Zemex Canada's right to redeem the Exchangeable Shares on such Optional Redemption Date will terminate. Zemex Canada will, at least 120 days before any Optional Redemption Date, provide the registered holders of Exchangeable Shares with written notice of the proposed redemption of the Exchangeable Shares by Zemex Canada. If the Redemption Call Right is exercised, Zemex Canada may elect to redeem all then outstanding Exchangeable Shares on a subsequent Optional Redemption Date.

The Exchangeable Shares are subject to adjustment or modification in the event of a stock split or other changes to the capital structure of Zemex so as to maintain the initial one-to-one relationship between the Exchangeable Shares and shares of Zemex Common Shares. Each Exchangeable Share issued will have an associated right entitling the holder of such Exchangeable Share to acquire additional Exchangeable Shares in certain circumstances (including acquisitions of beneficial ownership of Zemex Common Shares or Exchangeable Shares in excess of specified percentages or certain tender or exchange offers).

Voting, Support and Exchange Trust Agreement

Concurrent with the issuance of the Voting Share referred to above, Zemex would enter into a voting, support and exchange trust agreement in substantially the form attached hereto as Exhibit "B".

Pursuant to the terms of the Voting, Support and Exchange Trust Agreement, Zemex will on the closing date deposit with the Trustee the Voting Share, which will entitle the Trustee to a number of votes equal to the number of Exchangeable Shares outstanding from time to time that are not held by Zemex or certain subsidiaries of Zemex. With respect to any matter as to which holders of shares of Zemex Common Shares are entitled to vote, each holder of an Exchangeable Share will have the right to instruct the Trustee as to the manner of voting for one of the votes attached to the share of Special Voting Stock for each Exchangeable Share owned by such holder.

In the event of the liquidation, dissolution or winding up of Zemex or any other proposed distribution of the assets of Zemex among its shareholders for the purpose of winding up its affairs, holders of the Exchangeable Shares will have preferential rights to receive from Zemex one share of Zemex Common Shares for each Exchangeable Share they hold, plus an additional amount equivalent to the full amount of any declared and unpaid dividends on each such Exchangeable Share. Upon the occurrence of such liquidation, dissolution or winding up, Zemex and Zemex Canada will have the right to purchase all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by Zemex or Zemex Canada) from the holders thereof on the effective date of such liquidation, dissolution or winding up in exchange for one share of Zemex Common Shares for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Share. Upon the occurrence of a Zemex Insolvency Event, the trustee under the Voting, Support and Exchange Trust Agreement on behalf of the holders of Exchangeable Shares will have the right to require Zemex to purchase any Exchangeable Share than outstanding (other than Exchangeable Shares held by Zemex and certain of its subsidiaries) in exchange for one share of Zemex Common Shares for each Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Share.

Upon the occurrence of a Zemex Liquidation Event, in order for the holders of the Exchangeable Shares to participate on a pro rata basis with the holders of Zemex Common Shares, on the fifth business day prior to the effective date of the liquidation, dissolution or winding up contemplated by a Zemex Liquidation Event, Zemex will purchase all Exchangeable Shares (other than Exchangeable Shares held by Zemex or Zemex Canada) in exchange for an equivalent number of shares of Zemex Common Shares, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Shares. For a more detailed description of the Exchange Rights in connection with the Exchangeable Shares.

Pursuant to the Voting, Support and Exchange Trust Agreement, Zemex will make the following covenants regarding the Exchangeable Shares:

     (i) Zemex will not declare or pay dividends on the Zemex Common Shares unless it is able to pay and simultaneously pays an equivalent dividend on the Exchangeable Shares;

     (ii) Zemex will advise in advance of the declaration of any dividend on the Zemex Common Shares and ensure that the declaration date, record date and payment date for dividends on the Exchangeable Shares are the same as that for the Zemex

          Common Shares and that such dates will correspond with any requirement of the stock exchange on which the Exchangeable Shares are then listed;

    (iii) Zemex will ensure that the record date for any dividend declared on the Zemex Common Shares is not less than 10 business days after the declaration date of such dividend or such shorter period within which applicable law may be complied with;

     (iv) Zemex will take all actions and do all things necessary to ensure that it is able to pay to the holders of the Exchangeable Shares the equivalent number of shares of Zemex Common Shares, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Shares, in the event of a liquidation, dissolution or winding up of Zemex, a retraction request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Zemex;

      (v) Zemex will not vote or otherwise take any action or omit to take any action causing the liquidation, dissolution or winding up of Zemex; and

     (vi) Zemex will maintain a listing for the Exchangeable Shares on a Canadian stock exchange.

Zemex is required to notify Zemex of the occurrence of certain events, such as the liquidation, dissolution or winding up of Zemex, and Zemex's receipt of a Retraction Request from a holder of Exchangeable Shares.

As a result of the amendment to its articles, Zemex's authorized capital stock would consist of 20,000,000 Common Shares, of which 8,460,984 are outstanding, 5,000,000 preferred shares, and one Voting Share.

VOTE REQUIRED FOR APPROVAL OF AN AMENDMENT TO THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR A NEW CLASS OF SHARES

Approval of the amendment to the Corporation's Certificate of Incorporation to create a new class of Special Voting Shares requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to cast votes at the meeting.

Dundee and the Corporation's officers and directors have notified the Corporation that they intend to vote their Zemex Common Shares in favor of Proposal III. Such shares represent 50.4% of the outstanding Zemex Common Shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL TO AMEND ITS ARTICLES TO AUTHORIZE THE ISSUANCE OF THE VOTING SHARE.


SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

In order to be considered for inclusion in the Corporation's proxy statement for the 1999 Annual Meeting of Shareholders, proposals from shareholders must be received by the Corporation on or before December 1, 1998. Such proposals should be addressed to the Corporate Secretary, Zemex

Corporation, Canada Trust Tower, BCE Place, 161 Bay Street, Suite 3750, Toronto, Ontario, M5J 2S1.


OTHER MATTERS

Management is not aware of any other matters to be considered at the meeting other than as set forth in this proxy statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy in their discretion to vote the proxies in accordance with their best judgment on such matters.

                                                                    May 27, 1998

                                   EXHIBIT "A"

                             PROPOSED AMENDMENTS TO
                   ZEMEX CORPORATION'S AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION


Article FIFTH of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended to read in its entirety as follows:

FIFTH: The amount of the total authorized capital stock of the Corporation, and the number and par value of the shares of which it is to consist, is 25,000,001 shares, amounting in the aggregate to Twenty-Five Million and One Dollars ($25,000,001.00), divided into classes as follows:

     5,000,000 shares shall be Preferred Stock, $1.00 par value ("Preferred Stock");

     20,000,000 shares shall be Common Stock, $1.00 par value ("Common Stock"); and

     One share shall be Special Voting Stock, $1.00 par value ("Special Voting Stock").

Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. The capital stock, after the amount of the subscription price (which shall not be less than the par value) has been paid in, shall not be subject to assessment.

The following is a description of the different classes and a statement of the relative rights of the holders of the Preferred Stock, the Common Stock and the Special Voting Stock.

                           SECTION I. PREFERRED STOCK

The Board of Directors of the Corporation is authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock of the Corporation in one or more series with such voting powers, full or limited or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations, or restrictions thereof as are stated and expressed in this Amended and Restated Certificate of Incorporation. To the extent not so stated or expressed, and without limiting the generality of the foregoing, the Board of Directors is expressly authorized to establish:

      (1)   the designation and number of shares of each such series;

      (2) the dividend rate of each such series, the conditions and dates upon which such dividends shall be payable, the preference or relation of such dividends to dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

      (3) whether the shares of each such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption;

      (4) the terms and amount of any sinking or similar fund provided for the purchase or redemption of the shares of each such series;

      (5) whether the shares of each such series shall be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

      (6) the extent, if any, to which the holders of the shares of any series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise;

      (7) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;

      (8) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of voluntary dissolution than the case of involuntary dissolution; and

      (9) any other relative rights, preferences or limitations of shares of such series consistent with this Article FIFTH and applicable law.

      The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock of the Corporation, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock of the Corporation shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. Except as may otherwise be required by law or this Amended and Restated Certificate of Incorporation, the terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of any class of Common Stock of the Corporation.

              SECTION II. COMMON STOCK AND SPECIAL VOTING STOCK

1.    VOTING RIGHTS.

      (a) Each share of Common Stock shall entitle the holder thereof to one vote for each share held and the holder of the share of Special Voting Stock shall have a number of votes equal to the number of Exchangeable Shares ("Exchangeable Shares") outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries (an "Article 5 Subsidiary"). Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, the Common Stock and the Special Voting Stock shall vote together as a single class in the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

      (b) No holder of Common Stock or Special Voting Stock shall have the right to cumulate votes in the election of Directors of the Corporation or for any other purpose.

2. DIVIDENDS. Subject to the rights of holders of Preferred Stock of the Corporation, the holders of Common Stock shall be entitled to share ratably, on a share for share basis, in any and all dividends, from time to time out of assets or funds of the Corporation legally available therefor, and the holders of Special Voting Stock shall not be entitled to receive any such dividends.

3.    PROVISIONS REGARDING SPECIAL VOTING STOCK.

      (a) One share of Special Voting Stock is being issued to the trustee (the "Trustee") under the Voting, Support and Exchange Trust Agreement, dated as of (, 199( by and between the Corporation, Zemex Canada Corporation, and the Trustee.

      (b) The holder of the share of Special Voting Stock shall exercise the voting rights attendant thereto as instructed by each holder of each Exchangeable Share.

      (c) At such time as the Special Voting Stock has no votes attached to it, because there are no Exchangeable Shares of Zemex Canada Corporation outstanding which are not owned by the Corporation or an Article 5 Subsidiary and there are not shares of stock, debt, options or other agreements of Zemex Canada Corporation which could give rise to the issuance of any Exchangeable Shares of Zemex Canada Corporation to any person (other than the Corporation or an Article 5 Subsidiary), the Special Voting Stock shall be canceled.

            SECTION III. LIQUIDATION RIGHTS AND PREEMPTIVE RIGHTS

1. EXCHANGEABLE SHARES. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, or any other proposed distribution of the assets of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, in order for the holders of the Exchangeable Shares to participate on a pro rata basis with the holders of Common Stock, the holders of the Exchangeable Shares will have preferential rights to receive from Zemex one share of Common Stock for each Exchangeable Share they hold, plus an additional amount equivalent to the full amount of any declared and unpaid dividends on each such Exchangeable Share. Upon the occurrence of such liquidation, dissolution or winding up, the Corporation and Zemex Canada Corporation will have the right to purchase all of the outstanding Exchangeable Shares (other than Exchangeable Shares held by an Article 5 Subsidiary) from the holders thereof on the effective date of such liquidation, dissolution, or winding up in exchange for one share of Common Stock for each such Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on such Exchangeable Share. The trustee under the Voting, Support and Exchange Trust Agreement, on behalf of the holders of Exchangeable Shares, will have the right to require Zemex to purchase any Exchangeable Share then outstanding (other than Exchangeable Shares held by the Corporation or an Article 5 Subsidiary) in exchange for one share of Common Stock for each Exchangeable Share, plus an additional amount equivalent to the full amount of all declared and unpaid dividends on the Exchangeable Share. All exchanges contemplated hereunder shall take place on the fifth business day prior to the effective date of the dissolution, liquidation, or winding up.

2. PREFERRED AND COMMON STOCK. The holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount for each share equal to the amount fixed and determined in accordance with the respective rights and priorities established by the Board of Directors in any resolution or resolutions providing for the issuance of any particular series of Preferred Stock before any of the assets of the Corporation shall be distributed or paid over to holders of Common Stock. After payment in full of said amounts to the holders of Preferred Stock of all series, holders of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation, such that an equal amount of net assets shall be allocated to each share of Common Stock, and the holders of Special Voting Stock shall not be entitled to receive any such assets. A merger or consolidation of the Corporation with or into any other corporation, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning for this paragraph 2.

3. PREEMPTIVE RIGHTS. No stockholder of the Corporation shall, by reason of his holding any shares of any class of the Corporation, have any preemptive or preferential right to acquire or subscribe for any treasury or unissued shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares, notes, debentures, bonds or other securities would adversely affect the dividends or voting rights of such stockholder. The Board of Directors of the Corporation may issue shares of any class of this Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying rights, options or warrants to subscribe for or acquire shares of any class of the Corporation, without offering any such shares of any class of the Corporation, either in whole or in part, to the existing stockholders of any class of the Corporation.

                                  EXHIBIT "B"

                 VOTING, SUPPORT AND EXCHANGE TRUST AGREEMENT


AGREEMENT made as of the     day of            , 199
                         ---        -----------     --

AMONG:

            ZEMEX CORPORATION, a corporation existing under the laws of the State of Delaware (the "Parent"),

                                    - and -

            ZEMEX CANADA CORPORATION, a corporation existing under the laws of the Province of Ontario (the "Corporation"),

                                    - and -

                     , a trust company existing under the laws of Canada (the
             --------
             "Trustee").


WHEREAS the Parent desires to access the Canadian capital markets;

AND WHEREAS in order for the Parent to do so in an efficient manner for Canadian investors will require the Parent to finance by way of the issue of exchangeable shares (the "Exchangeable Shares") of the Corporation, a wholly-owned subsidiary of the Parent;

AND WHEREAS the Parent is to grant to and in favour of Non-Affiliated Holders (as hereinafter defined) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require the Parent to purchase from each Non-Affiliated Holder all or any part of the Exchangeable Shares held by the Non-Affiliated Holder;

AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in the Parent shall be exercisable by Non-Affiliated Holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to the Voting Share (as hereinafter defined) to which voting rights attach for the benefit of Non-Affiliated Holders and whereby the rights to require the Parent to purchase Exchangeable Shares from the Non-Affiliated Holders shall be exercisable by Non-Affiliated Holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of Non-Affiliated Holders;

AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby the Parent will take certain actions and make certain payments and deliveries necessary to ensure that the Corporation and Zemex Sub (as hereinafter defined) will be able to make certain payments and to deliver or cause to be delivered shares of Parent Common Stock (as hereinafter defined) in satisfaction of the obligations of the Corporation and/or Zemex Sub under the Exchangeable Share Provisions (as hereinafter defined) and this trust agreement;

AND WHEREAS these recitals and any statements of fact in this trust agreement are made by the Parent and the Corporation and not by the Trustee;

NOW THEREFORE, in consideration of the respective covenants and agreements provided in this trust agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


                                   ARTICLE 1

                        DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. In this trust agreement, unless something in the subject matter or content is inconsistent therewith:

      "APPLICABLE LAWS" has the meaning set out in section 6.6 hereof.

      "ARTICLE 4 SUBSIDIARY" means a Subsidiary of the Parent that, under
Section 160 of the Delaware General Corporation Law or any successor provision thereto, is precluded from voting any shares of Parent Common Stock held by it.

      "AUTOMATIC EXCHANGE RIGHTS" means the automatic exchange of shares of Parent Common Stock for Exchangeable Shares pursuant to Section 5.3 of the Exchangeable Share Provisions.

      "BOARD OF DIRECTORS" means the board of directors of the Corporation.

      "BUSINESS DAY" means a day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of New York, New York and Toronto, Ontario.

      "CANADA HOLDCO" means a single wholly-owned subsidiary (within the meaning of the OBCA) of the Parent incorporated under the federal laws of Canada or a province thereof.

      "CODE" means the United States Internal Revenue Code of 1986, as amended.

      "COMMON SHARES" means the common shares in the capital of the Corporation outstanding from time to time.

      "CURRENT MARKET PRICE" means, in respect of a share of Parent Common Stock on any date, the average closing sales price of shares of Parent Common Stock during a period of 20 consecutive trading days ending not more than five trading days before such date on the New York Stock Exchange or, if the shares of Parent Common Stock are not then listed on the New York Stock Exchange, on such other stock exchange or automated quotation system on which the shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Parent Common Stock during such period is inadequate to create a market that reflects the fair market value of the Parent Common Stock, then the Current Market Price of a share of the Parent Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding on the Parent, the Corporation and the Non-Affiliated Holders.

      "DIVIDEND AMOUNT" has the meaning set out in Section 1.1 of the Exchangeable Share Provisions.

      "EFFECTIVE DATE" means the date upon which the Exchangeable Shares are first issued.

      "EXCHANGE RIGHT" has the meaning set out in section 5.1 hereof.

      "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

      "EXCHANGEABLE SHARES" has the meaning set out in the recitals hereto.

      "INSOLVENCY EVENT" means the institution by the Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answers or consent seeking dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 15 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or the Corporation not being permitted, pursuant to solvency requirements or other provisions of applicable law, to redeem any Retracted Shares pursuant to Section 6.1 of the Exchangeable Share Provisions.

      "LIQUIDATION AMOUNT" has the meaning set out in Section 5.1(1) of the Exchangeable Share Provisions.

      "LIQUIDATION CALL RIGHT" has the meaning set out in Section 5.2(1) of the Exchangeable Share Provisions.

      "LIST" has the meaning set out in section 4.6 hereof.

      "NON-AFFILIATED HOLDER VOTES" has the meaning set out in section 4.2 hereof.

      "NON-AFFILIATED HOLDERS", when used in Article 3 or Article 4 or otherwise with respect to the right to vote or direct the votes to be cast by the holder of the Voting Shares, means the registered holders of Exchangeable Shares other than the Parent and its Article 4 Subsidiaries and, for all other purposes, means the registered holders of Exchangeable Shares other than the Parent and its Subsidiaries.

      "OFFER" has the meaning set out in section 6.8 hereof.

      "OFFICER'S CERTIFICATE" means, with respect to the Parent or the Corporation, as the case may be, a certificate signed on behalf of the Parent or the Corporation by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of the Parent or the Corporation, as the case may be.

      "PARENT BOARD OF DIRECTORS" means the board of directors of the Parent.

      "PARENT COMMON STOCK" means the shares of Common Stock of the Parent, par value U.S.$1.00 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed or for which each shares may be exchanged (whether or not the Parent shall be the issuer of such other securities) or any other consideration which may be received by the holders of such shares, pursuant to a recapitalization, reconstruction, reorganization or reclassification of, or amalgamation, merger, liquidation or similar transaction, affecting such shares.

      "PARENT CONSENT" has the meaning set out in section 4.2 hereof.

      "PARENT MEETING" has the meaning set out in section 4.2 hereof.

      "PARENT SUCCESSOR" has the meaning set out in section 11.1 hereof.

      "REDEMPTION CALL RIGHT" has the meaning set out in Section 7.2(1) of the Exchangeable Share Provisions.

      "REDEMPTION PRICE" has the meaning set out in Section 7.1(1) of the Exchangeable Share Provisions.

      "RETRACTED SHARES" has the meaning set out in section 5.7 hereof.

      "RETRACTION CALL RIGHT" has the meaning set out in Section 6.2(1) of the Exchangeable Share Provisions.

      "RETRACTION PRICE" has the meaning set out in Section 6.1(1) of the Exchangeable Share Provisions.

      "SUBSIDIARY" of the Parent means any corporation more than 50% of the outstanding stock of which, by vote or value, is owned, directly or indirectly, by the Parent, by one or more other Subsidiaries of the Parent or by the Parent and one or more other Subsidiaries of the Parent.

      "TRANSFER AGENT" has the meaning set out in Section 1.1 of the Exchangeable Share Provisions.

      "TRUST" means the trust created by this trust agreement.

      "TRUST ESTATE" means the Voting Share, any other securities, the Exchange Right and any money of other rights or assets that may be held by the Trustee from time to time pursuant to this trust agreement.

      "TRUSTEE" means       and, subject to the provisions of Article 10 hereof,
                      -----
includes any successor trustee or permitted assigns.

      "VOTING RIGHTS" means the voting rights attached in the Voting Share.

      "VOTING SHARE" means the one share of Special Voting Stock of the Parent,
par value U.S.$     , issued by the Parent to and deposited with the Trustee,
               -----
which entitles the holder of record to a number of votes at meetings of holders of Parent Common Stock equal to the number of Exchangeable Shares outstanding from time to time that are held by Non-Affiliated Holders.

      "ZEMEX SUB" means Zemex Canada Holdco, Inc. an indirect wholly-owned Subsidiary of the Parent existing under the laws of the State of Delaware, none of the stock of which is directly owned by the Parent.

1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this trust agreement into articles and sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this trust agreement. Unless otherwise indicated, any reference in this trust agreement to an article or section refers to the specified article or section of this trust agreement.

1.3 NUMBER, GENDER AND PERSONS. In this trust agreement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing either gender include both genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this trust agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5 PAYMENTS. All payments to be made hereunder will be made without interest and less any tax required by law to be deducted and withheld.


                                   ARTICLE 2

                                     TRUST

2.1 ESTABLISHMENT OF TRUST. One of the purposes of this trust agreement is to create the Trust for the benefit of the Non-Affiliated Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right in order to enable the Trustee to exercise such right and will hold the other rights granted in or resulting from the Trustee being a party to this trust agreement in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Non-Affiliated Holders as provided in this trust agreement.


                                   ARTICLE 3

                                 VOTING SHARE

3.1 ISSUE AND OWNERSHIP OF THE VOTING SHARE. Simultaneously with the execution and delivery of this trust agreement, the Parent will issue to and deposit with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the NonAffiliated Holders, in accordance with the provisions of this trust agreement. The Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Non-Affiliated Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

      (a) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Non-Affiliated Holders in accordance with the provisions of this trust agreement; and

      (b) except as specifically authorized by this trust agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which the Trust is created pursuant to this trust agreement.

3.2 LEGENDED SHARE CERTIFICATES. The Corporation will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Non-Affiliated Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Non-Affiliated Holder.

3.3 SAFEKEEPING OF CERTIFICATE. The certificate representing the Voting Share shall at all times be held in safe keeping by the Trustee or its agent.


                                   ARTICLE 4

                           EXERCISE OF VOTING RIGHTS

4.1 VOTING RIGHTS. The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may come before the stockholders of the Parent at a Parent Meeting or in connection with a Parent Consent. The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.15 hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Non-Affiliated Holders entitled to instruct the Trustee as in the voting thereof at the time at which the Parent Consent is sought or the Parent Meeting is held. To the extent that no instructions are received from a Non-Affiliated Holder with respect to the Voting Rights to which such Non-Affiliated Holder is entitled, the Trustee shall not exercise or permit the exercise of the Voting Rights relating to such Non-Affiliated Holder's Exchangeable Shares.

4.2 NUMBER OF VOTES. With respect to all meetings of stockholders of the Parent at which holders of shares of Parent Common Stock are entitled to vote (a "Parent Meeting") and with respect to all written consents sought from the holders of shares of Parent Common Stock (a "Parent Consent"), each NonAffiliated Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, one vote for each Exchangeable Share owned of record by such Non-Affiliated Holder on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the "Non-Affiliated Holder Votes") in respect of each matter, question or proposition to be voted on at such Parent Meeting or to be consented to in connection with such Parent Consent.

4.3 MAILINGS TO SHAREHOLDERS. With respect to each Parent Meeting and Parent Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner that the Parent utilizes in communications to holders of Parent Common Stock, subject to the Trustee being advised in writing of such method and its ability to provide this method of communication) to each of the Non-Affiliated Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by the Parent to its stockholders:

      (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of the Parent;

      (b) a statement that such Non-Affiliated Holder is entitled, subject to the provisions of section 4.7 hereof, to instruct the Trustee as to the exercise of the Non-Affiliated Holder Votes with respect to such Parent Meeting or Parent Consent, as the case may be, or, pursuant and subject to section 4.7 hereof, to attend such Parent Meeting and to exercise personally the Non-Affiliated Holder Votes thereat;

      (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

            (i) a proxy to such Non-Affiliated Holder or its designee to exercise personally such holder's Non-Affiliated Holder Votes; or

            (ii) a proxy to a designated agent or other representative of the management of the Parent to exercise such Non-Affiliated Holder Votes;

      (d) a statement that if no such instructions are received from the Non-Affiliated Holder, the Non-Affiliated Holder Votes to which such Non-Affiliated Holder is entitled will not be exercised;

      (e) a form of direction whereby the Non-Affiliated Holder may so direct and instruct the Trustee as contemplated herein; and

      (f) a statement of (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Parent Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting, and (ii) the method for revoking or amending such instructions.

      The materials referred to above are to be provided by the Parent to the Trustee, but shall be subject to review and comment by the Trustee. For the purpose of determining Non-Affiliated Holder Votes to which a Non-Affiliated Holder is entitled in respect of any such Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Non-Affiliated Holder shall be determined at the close of business on the record date established by the Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or to give written consent in connection with such Parent Consent. The Parent will notify the Trustee in writing of any decision of the board of directors of the Parent with respect to calling of any such Parent Meeting or the seeking of any such Parent Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this section 4.3.

4.4 COPIES OF STOCKHOLDER INFORMATION. The Parent will deliver to the Trustee copies of all proxy materials (including notices of Parent Meetings but excluding proxies to vote shares of Parent Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Parent Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Non-Affiliated Holder at the same time as such materials are first sent to holders of Parent Common Stock. The Trustee will mail or otherwise send to each Non-Affiliated Holder, at the expense of the Parent, copies of all such materials (and all materials specifically directed to the Non-Affiliated Holders or to the Trustee for the benefit of the Non-Affiliated Holders by the Parent) received by the Trustee from the Parent at the same time as or as promptly as practicable after such materials are first sent to holders of Parent Common Stock. The Trustee will make copies of all such materials available for inspection by any Non-Affiliated Holder at the Trustee's principal office in the City of Toronto.

4.5 OTHER MATERIALS. Immediately after receipt by the Parent or any stockholder of the Parent of any material sent or given generally to the holders of Parent Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), the Parent shall use reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Non-Affiliated Holders by such third party) to each Non-Affiliated Holder as soon as practicable thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Non-Affiliated Holder, at the expense of the Parent, copies of all such materials received by the Trustee from the Parent. The Trustee will also make copies of all such materials available for inspection by any Non-Affiliated Holder at the Trustee's principal office in the City of Toronto.

4.6 LIST OF PERSONS ENTITLED TO VOTE. The Corporation shall, (a) prior to each Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Non-Affiliated Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Non-Affiliated Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Common Stock entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to the Trustee promptly after receipt by the Corporation of such request or the record date for such meeting or seeking of consent, as the case may be, and, in any event, within sufficient time as to enable the Trustee to perform its obligations under this trust agreement. The Parent agrees to give the Corporation written notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable the Corporation to perform its obligations under this section 4.6.

4.7 ENTITLEMENT TO DIRECT VOTES. Any Non-Affiliated Holder named in a List prepared in connection with any Parent Meeting or any Parent Consent will be entitled (a) to instruct the Trustee in the manner described in section 4.3 hereof with respect to the exercise of the Non-Affiliated Holder Votes to which such Non-Affiliated Holder is entitled or (b) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Non-Affiliated Holder Votes to which such Non-Affiliated Holder is entitled except, in each case, to the extent that such Non-Affiliated Holder has transferred the ownership of any Exchangeable Shares in respect of which such Non-Affiliated Holder is entitled to Non-Affiliated Holder Votes after the close of business on the record date for such meeting or seeking of consent.

4.8   VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT MEETING.

(1) In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Non-Affiliated Holder pursuant to section 4.3 hereof, the Non-Affiliated Holder Votes as to which such Non-Affiliated Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Non-Affiliated Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Non-Affiliated Holder pursuant to section 4.3 hereof.

(2) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights enabling a Non-Affiliated Holder to attend such Parent Meeting.

Upon submission by a Non-Affiliated Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Non-Affiliated Holder's request, such representatives shall sign and deliver to such Non-Affiliated Holder (or its designee) a proxy to exercise personally the Non-Affiliated Holder Votes as to which such Non-Affiliated Holder is otherwise entitled hereunder to direct the vote, if such Non-Affiliated Holder either (i) has not previously given the Trustee instructions pursuant to section 4.3 hereof in respect of such meeting, or (ii) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Non-Affiliated Holder exercising such Non-Affiliated Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9 DISTRIBUTION OF WRITTEN MATERIALS. Any written materials to be distributed by the Trustee to the Non-Affiliated Holders pursuant to this trust agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as the Parent utilizes in communications to holders of Parent Common Stock, subject to the Trustee being advised in writing of such method of communication and its ability to provide same) to each Non-Affiliated Holder at its address as shown on the books of the Corporation. The Corporation shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

      (a)   current lists of the Non-Affiliated Holders; and

      (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this trust agreement.

      The materials referred to above are to be provided by the Parent to the Trustee, but shall be subject to review and comment by the Trustee.

4.10 TERMINATION OF VOTING RIGHTS. All the rights of a Non-Affiliated Holder with respect to the Non-Affiliated Holder Votes exercisable in respect of the Exchangeable Shares held by such Non-Affiliated Holder, including the right to instruct the Trustee as to the voting of or to vote personally such NonAffiliated Holder Votes, shall be deemed to be surrendered by the Non-Affiliated Holder to the Parent and such Non-Affiliated Holder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery of such Non-Affiliated Holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Non-Affiliated Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of Parent Common Stock, as specified in Article 5 hereof, or upon the redemption of Exchangeable Shares pursuant to Article 6 or
Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of the Corporation pursuant to
Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by the Parent or Zemex Sub pursuant to the exercise by the Parent or Zemex Sub of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right (unless in any case the Corporation, the Parent or Zemex Sub shall not have delivered the requisite shares of Parent Common Stock and cheque, if any, deliverable in exchange therefor to the Transfer Agent or the Trustee for delivery to the Non-Affiliated Holders).

                                   ARTICLE 5

                       EXCHANGE RIGHT AND PARENT SUPPORT

5.1 GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT. The Parent hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Non-Affiliated Holders the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require the Parent to purchase from each or any Non-Affiliated Holder all or any part of the Exchangeable Shares held by the Non-Affiliated Holder, all in accordance with the provisions of this trust agreement. The Parent hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Non-Affiliated Holders, of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right, provided that the Trustee shall:

      (a) hold the Exchange Right and the legal title thereto as trustee solely for the use and benefit of the Non-Affiliated Holders in accordance with the provisions of this trust agreement; and

      (b) except as specifically authorized by this trust agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right, and the Trustee shall not exercise such right for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

5.2 LEGENDED SHARE CERTIFICATES. The Corporation will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Non-Affiliated Holders of their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Non-Affiliated Holder.

5.3 GENERAL EXERCISE OF EXCHANGE RIGHT. The Exchange Right shall be and remain vested in and exercisable by the Trustee. Subject to section 7.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Non-Affiliated Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a NonAffiliated Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4 PURCHASE PRICE. The purchase price payable by the Parent for each Exchangeable Share to be purchased by the Parent under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a share of Parent Common Stock calculated on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by causing to be delivered to such holder one share of Parent Common Stock, plus (b) the Dividend Amount, if any. The purchase price for each such Exchangeable Share so purchased may be satisfied only by the Parent delivering or causing to be delivered to the Trustee, on behalf of the relevant Non-Affiliated Holder, one share of Parent Common Stock and a cheque for the balance, if any, of the purchase price.

5.5 EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Non-Affiliated Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Non-Affiliated Holder on the books of the Corporation. To cause the exercise of the Exchange Right by the Trustee, the Non-Affiliated Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Non-Affiliated Holders, the certificates representing the Exchangeable Shares which such Non-Affiliated Holder desires the Parent to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Business Corporations Act (Ontario) and such additional documents and instruments as the Trustee or the Corporation may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Non-Affiliated Holder thereby instructs the Trustee to exercise the Exchange Right so as to require the Parent to purchase from the Non-Affiliated Holder the number of Exchangeable Shares specified therein, (ii) that such Non-Affiliated Holder has good title to and owns all such Exchangeable Shares to be acquired by the Parent free and clear of all liens, claims and encumbrances, (iii) the names in which the certificates representing Parent Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, the Corporation and the Parent of payment) of the taxes (if any) payable as contemplated by section 5.8 of this trust agreement. If only a portion of the Exchangeable Shares represented by any certificate delivered to the Trustee are to be purchased by the Parent under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

5.6 DELIVERY OF PARENT COMMON STOCK; EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Exchangeable Shares that a Non-Affiliated Holder desires the Parent to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right and payment of taxes payable as contemplated by section 5.8, if any, or evidence thereof), duly endorsed for transfer to the Parent, the Trustee shall notify the Parent and the Corporation of its receipt of the same, which notice to the Parent and the Corporation shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and the Parent shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the NonAffiliated Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Non-Affiliated Holder), a certificate for the number of shares of Parent Common Stock deliverable in connection with such exercise of the Exchange Right (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the purchase price therefor, provided, however, that no such delivery shall be made unless and until the Non-Affiliated Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, the Corporation and the Parent of the payment of) the taxes (if any) payable as contemplated by section
5.8 of this trust agreement. Immediately upon the giving of notice by the Trustee to the Parent and the Corporation of the exercise of the Exchange Right, as provided in this section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Non-Affiliated Holder of such Exchangeable Shares shall be deemed to have transferred to the Parent all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total purchase price therefor, unless the requisite number of shares of Parent Common Stock (together with a cheque for the balance, if any, of the total purchase price therefor) is not delivered by the Parent to the Trustee, for delivery to such Non-Affiliated Holder (or to such other persons, if any, properly designated by such Non-Affiliated Holder), within five Business Days of the date of the giving of such notice by the Trustee; in which case the rights of the Non-Affiliated Holder shall remain unaffected until such shares of Parent Common Stock are so delivered by the Parent and any such cheque is so delivered and paid. Concurrently with the closing of the transaction of purchase and sale contemplated by the Exchange Right, such Non-Affiliated Holder shall be considered and deemed for all purposes to be the holder of the shares of Parent Common Stock delivered to it pursuant to the Exchange Right.

5.7 EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Non-Affiliated Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Non-Affiliated Holder (the "Retracted Shares") and is notified by the Corporation pursuant to Section 6.1(4) of the Exchangeable Share Provisions that the Corporation will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from the Corporation and provided that neither the Parent nor Zemex Sub shall have exercised its Retraction Call Right with respect to the Retracted Shares and that the Non-Affiliated Holder shall not have revoked the retraction request delivered by the Non-Affiliated Holder to the Corporation pursuant to Section
6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Non-Affiliated Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that the Corporation is unable to redeem. In any such event, the Corporation hereby agrees with the Trustee and in favour of the Non-Affiliated Holder immediately to notify the Trustee of such prohibition against the Corporation redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the NonAffiliated Holder to the Corporation or to the Transfer Agent (including without limitation a copy of the retraction request delivered pursuant to Section 6.1(1) of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that the Corporation is not permitted to redeem and will require the Parent to purchase such shares in accordance with the provisions of this Article 5.

5.8 STAMP OR OTHER TRANSFER TAXES. Upon any sale of Exchangeable Shares to the Parent pursuant to the Exchange Right, the share certificate or certificates representing the Parent Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Non-Affiliated Holder of the Exchangeable Shares so sold or in such names as such Non-Affiliated Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Non-Affiliated Holder (a) shall pay (and neither the Parent, the Corporation nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Non-Affiliated Holder or (b) shall have a established to the satisfaction of the Trustee, the Parent and the Corporation that such taxes, if any, have been paid.

5.9 NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, the Corporation and the Parent shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from the Corporation or the Parent or from any other person of the occurrence of an Insolvency Event, the Trustee will mail to each Non-Affiliated Holder, at the expense of the Parent, a notice of such Insolvency Event in the form provided by the Parent, which notice shall contain a brief statement of the right of the Non-Affiliated Holders with respect to the Exchange Right.

5.10 PARENT SUPPORT OF ZEMEX SUB. Notwithstanding any of the other provisions of this trust agreement, so long as any Exchangeable Shares are outstanding, Zemex Sub shall be an indirect wholly-owned subsidiary of the Parent, and Zemex Sub, the Parent and Canada Holdco will collectively own all of the Common Shares outstanding, and the Parent will take all actions and do all such things as are necessary or desirable to enable and permit Zemex Sub, in accordance with applicable law, to perform its obligations and exercise its rights with respect to the satisfaction of the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, including without limitation, all such actions and all such things as are necessary or desirable to enable and permit Zemex Sub to cause to be delivered Parent Common Stock to the holders of Exchangeable Shares in accordance with this Agreement and the Exchangeable Share Provisions. In furtherance of the foregoing obligations, upon notice of any event which requires Zemex Sub to cause to be delivered shares of Parent Common Stock to any holder of Exchangeable Shares, the Parent shall, in any manner deemed appropriate by it, provide such shares or cause such shares to be provided to Zemex Sub, which shall forthwith deliver the requisite shares of Parent Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares. All such shares of Parent Common Stock shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim. Without the prior approval of the Parent Board of Directors, (i) the Corporation shall not have, and the Parent shall not permit the Corporation to have, any class of shares outstanding other than the Common Shares and Exchangeable Shares, unless the Parent and Zemex Sub shall collectively own directly at least 50.1% of the shares of each such class outstanding, and (ii) the Corporation shall not issue, purchase, redeem or otherwise acquire (other than in accordance with the terms of the Exchangeable Shares), and Parent, Zemex Sub and Canada Holdco shall not transfer, sell or otherwise dispose of, any Exchangeable Shares, unless after any such actions, the Parent, Zemex Sub and Canada Holdco collectively own at least 50.1% of the outstanding Exchangeable Shares and (iii) the Parent shall cause Zemex Sub not to distribute to its immediate parent corporation or to Parent any Exchangeable Shares received by it pursuant to its exercise of the Liquidation Call Right, the Redemption Call Right or the Retraction Call Right. Solely for purposes of this Section 5.10, the term "Zemex Sub" shall include a wholly-owned Subsidiary of Zemex Sub.

5.11 CALL RIGHTS. The Liquidation Call Right, the Redemption Call Right, the Retraction Call Right and the Automatic Exchange Right are hereby agreed, acknowledged and confirmed, and it is agreed and acknowledged that such rights are granted in part in consideration of the obligations of the Parent under this trust agreement.


                                   ARTICLE 6

                   COVENANTS, REPRESENTATIONS AND WARRANTIES

6.1 COVENANTS OF PARENT REGARDING EXCHANGEABLE SHARES. So long as any Exchangeable Shares are outstanding, the Parent will:

      (a)   not declare or pay any dividend on the Parent Common Stock unless
            (i) the Corporation will have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment in accordance with applicable law, of an equivalent dividend on the Exchangeable Shares and (ii) the Corporation shall simultaneously declare or pay, as the case may be, an equivalent dividend on the Exchangeable Shares;

      (b) advise the Corporation sufficiently in advance of the declaration by the Parent of any dividend on the Parent Common Stock and take all such other actions as are necessary, in co-operation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the Parent Common Stock and that such dividend on the Exchangeable Shares shall correspond with any requirements of the stock exchange on which the Exchangeable Shares are listed;

      (c) ensure that the record date for determining shareholders entitled to receive any dividend declared on the Parent Common Stock is not less than 10 Business Days after the declaration date for such dividend or such shorter period within which applicable law may be complied with;

       (d) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding up of the Corporation, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

       (e) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered shares of Parent Common Stock to the holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be;

      (f) use its best efforts to enable the Corporation to obtain and maintain the listing of the Exchangeable Shares on a stock exchange in Canada prescribed under the Income Tax Act (Canada); and

      (g) not exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding up of the Corporation not take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of the Corporation.

6.2 SEGREGATION OF FUNDS. The Parent will, from time to time, cause the Corporation to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such other assets as is necessary to enable the Corporation to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of Non-Affiliated Holders from time to time of the Exchangeable Shares, and to use such funds and other assets so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable.

6.3 CERTAIN REPRESENTATIONS. The Parent hereby represents, warrants and covenants that:

       (a) it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 6.7 hereof) (i) as is equal to the sum of
            (x) the number of Exchangeable Shares issued and outstanding from time to time and (y) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit each of the Corporation, the Parent and Zemex Sub to meet its obligations hereunder, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which the

            Corporation, the Parent or Zemex Sub may now or hereafter be required to issue and/or deliver shares of Parent Common Stock; and

      (b) it is not as of the Effective Date, and has not been at any time within the last year prior to the Effective Date, a "United States real property holding corporation" within the meaning of Section 897 of the Code.

6.4 NOTIFICATION OF CERTAIN EVENTS. In order to assist the Parent to comply with its obligations hereunder, the Corporation will give the Parent notice of each of the following events at the time set forth below:

      (a) in the event of any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution;

      (b) immediately, upon the earlier of (i) receipt by the Corporation of notice of, and (ii) the Corporation otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs;

      (c) immediately, upon receipt by the Corporation of a Retraction Request (as defined in the Exchangeable Share Provisions);

      (d) at least 130 days prior to any Optional Redemption Date determined by the Board of Directors in accordance with the Exchangeable Share Provisions; and

      (e) as soon as practicable upon the issuance by the Corporation of any Exchangeable Shares or rights to acquire Exchangeable Shares.

6.5 DELIVERY OF SHARES OF PARENT COMMON STOCK. Upon notice of any event that requires the Corporation to cause to be delivered shares of Parent Common Stock to any holder of Exchangeable Shares, the Parent shall, in any manner deemed appropriate by it, provide such shares or cause such shares to be provided to the Corporation, which shall forthwith deliver the requisite shares of Parent Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares, as the Corporation shall direct. All such shares of Parent Common Stock shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim.

6.6 QUALIFICATION OF SHARES OF PARENT COMMON STOCK. The Parent covenants that if any shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section
6.7 hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions or the Exchange Right, require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority of the fulfilment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 6.7 hereof) may be issued and delivered by the Parent to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of the Parent for purposes of Canadian federal or provincial securities law or an "affiliate" of the Parent or, prior to the Effective Date, of the Corporation for purposes of United States federal or state securities law), the Parent will in good faith take all such actions and do all such things as are necessary to cause such shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 6.7 hereof) to be and remain duly registered, qualified or approved. The Parent represents, warrants and undertakes that it will in good faith take all actions and do all things as are necessary under Applicable Laws as they exist on the Effective Date to cause the shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 6.6 hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to this Agreement, the Exchangeable Share Provisions or the Exchange Right, to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of the Parent for the purposes of Canadian federal and provincial securities law or an "affiliate" of the Parent or, prior to the Effective Date, of the Corporation for the purposes of United States federal or state securities law). The Parent will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Parent Common Stock (or other shares or securities into which the Parent Common Stock may be reclassified or changed as contemplated by section 6.7 hereof) to be delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions or the Exchange Right, to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time. The Parent will in good faith expeditiously take all such action and do all such things as are necessary to cause all Exchangeable Shares to be listed and posted for trading on a stock exchange in Canada prescribed under the Income Tax Act (Canada).

6.7   ECONOMICAL EQUIVALENCE.

(1) The Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions:

       (a) issue or distribute shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to the holders of all or substantially all of the then outstanding Parent Common Stock by way of stock dividend or other distribution, other than an issue of shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) to holders of shares of Parent Common Stock who exercise an option to receive dividends in Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock) in lieu of receiving cash dividends;

      (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Parent Common Stock entitling them to subscribe for or to purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock); or

      (c) issue or distribute to the holders of all or substantially all of the then outstanding shares of Parent Common Stock (i) shares or securities of the Parent of any class other than Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Parent Common Stock, (ii) rights, options or warrants other than those referred to in section 6.7(1)(b) above, (iii) evidences of indebtedness of the Parent or
            (iv) assets of the Parent;

unless (x) the Corporation is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares and (y) the Corporation shall issue or distribute such rights, options, securities, shares, evidences or indebtedness or other assets simultaneously to holders of the Exchangeable Shares.

(2) The Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions:

      (a) subdivide, redivide or change the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock; or

      (b) reduce, combine or consolidate or change the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock; or

      (c) reclassify or otherwise change the shares of Parent Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Parent Common Stock;

unless (x) the Corporation is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares and (y) the same or an economically equivalent change is made to, or in the rights of the holders of, the Exchangeable Shares.

(3) The Parent will ensure that the record date for any event referred to in
Section 6.7(1) or 6.7(2) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 20 Business Days after the date on which such event is declared or announced by the Parent (with simultaneously notice thereof to be given by the Parent to the Corporation).

(4) The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), economic equivalence for the purposes of any event referred to in section 6.7(1) or 6.7(2) and each such determination shall be conclusive and binding on the Parent, the Corporation and the Non-Affiliated Holders. In making each such determination, the following factors shall, without excluding other factors determined by the board to be relevant, be considered by the Board of Directors:

      (a) in the case of any stock dividend or other distribution payable in shares of Parent Common Stock, the number of such shares issued in proportion to the number of shares of Parent Common Stock previously outstanding;

      (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of Parent Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Parent Common Stock), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors in the manner above contemplated) of a share of Parent Common Stock;

       (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of the Parent of any class other than Parent Common Stock, any rights, options or warrants other than those referred to in section 6.7(4)(b) above, any evidence of indebtedness of the Parent or any assets of the Parent), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of Parent Common Stock and the current market value (as determined by the Board of Directors in the manner above contemplated) of a share of Parent Common Stock;

      (d) in the case of any subdivision, redivision or change of the then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock or the reduction, combination or consolidation or change of the then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock or any amalgamation, merger, reorganization or other transaction affecting the Parent Common Stock, the effect thereof upon the then outstanding shares of Parent Common Stock; and

      (e) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of shares of Parent Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

      For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than five trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market that reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), and provided further that any such determination by the Board of Directors shall be conclusive and binding on the Parent, the Corporation and the Non-Affiliated Holders.

6.8 TENDER OFFERS, ETC. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Parent Common Stock (each, an "Offer") is proposed by the Parent or is proposed to the Parent or its shareholders and is recommended by the board of directors of the Parent, or is otherwise effected or to be effected with the consent or approval of the board of directors of the Parent, the Parent will use reasonable efforts (to the extent, in the case of an Offer by a third party, within its control) expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of shares of Parent Common Stock, without discrimination. Without limiting the generality of the foregoing, the Parent will use reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Corporation (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

6.9 OWNERSHIP OF OUTSTANDING SHARES. Without the prior approval of the Corporation and the prior approval of the Non-Affiliated Holders given in accordance with Section 9.2 of the Exchangeable Share Provisions and subject to the provisions of Section 5.10, the Parent covenants and agrees that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than the Parent, Zemex Sub or any of their Subsidiaries, the Parent will be and remain the direct or indirect beneficial owner of at least 50.1% of all issued and outstanding securities of the Corporation carrying or otherwise entitled to voting rights in any circumstances, other than the Exchangeable Shares.

6.10 PARENT NOT TO VOTE EXCHANGEABLE SHARES. The Parent covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by the Parent and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. The Parent further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights that may be exercised by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Business Corporations Act (Ontario) (or any successor or other corporate statute by which the Corporation may in the future be governed) with respect to any Exchangeable Shares held by it or by its direct or indirect Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

6.11 DUE PERFORMANCE. On and after the Effective Date, the Parent shall, and shall cause Zemex Sub to, duly and timely perform all of their obligations provided for in this Agreement, including any obligations that may arise upon the exercise of rights by any holder of Exchangeable Shares, and Parent shall be responsible for the due performance of all of Zemex Sub's obligations hereunder and under the Exchangeable Share Provisions.

6.12 ISSUE OF ADDITIONAL SHARES. During the term of this trust agreement, the Parent will not issue any shares of Parent Special Voting Stock in addition to the Voting Share.


                                   ARTICLE 7

                            CONCERNING THE TRUSTEE

7.1 POWERS AND DUTIES OF THE TRUSTEE. The rights, powers and authorities of the Trustee under this trust agreement, in its capacity as trustee of the trust, shall include:

      (a) receipt and deposit of the Voting Share from the Parent as trustee for and on behalf of the Non-Affiliated Holders in accordance with the provisions of this trust agreement;

      (b) granting proxies and distributing material to Non-Affiliated Holders as provided in this trust agreement;

      (c) voting the Non-Affiliated Holder Votes in accordance with the provisions of this trust agreement;

      (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from the Parent as trustee for and on behalf of the Non-Affiliated Holders, in accordance with the provisions of this trust agreement;

      (e) exercising the Exchange Right in accordance with the provisions of this trust agreement, and in connection therewith receiving from Non-Affiliated Holders Exchangeable Shares and other requisite documents and distributing to such Non-Affiliated Holders the shares of Parent Common Stock and cheques, if any, to which such Non-Affiliated Holders are entitled upon the exercise of the Exchange Right;

      (f)   holding title to the Trust Estate;

      (g) investing any money forming, from to time, a part of the Trust Estate as provided in this trust agreement;

      (h) taking action at the discretion of a Non-Affiliated Holder to enforce the obligations of the Corporation and/or the Parent under this Agreement and the Exchangeable Share Provisions; and

      (i) taking such other actions and doing such other things as are specifically provided in this trust agreement.

In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this trust agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this trust agreement. The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Non-Affiliated Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof, nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notice shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this trust agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

7.2 NO CONFLICT OF INTEREST. The Trustee represents to the Corporation and the Parent that at the date of execution and delivery of this trust agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this trust agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this section 7.2, any interested party may apply to the Ontario Court of Justice (General Division) for an order that the Trustee be replaced as trustee hereunder.

7.3 DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC. The Corporation and the Parent irrevocably authorize the Trustee, from time to time, to:

      (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and the Parent Common Stock; and

       (b) requisition, from time to time, from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this trust agreement. The Parent covenants that it will supply, and will cause Zemex Sub to supply, the Trustee, or the Transfer Agent, as the case may be, in a timely manner with duly executed share certificates for the purpose of completing the exercise from time to time of all rights to acquire Parent Common Stock hereunder, under the Exchangeable Share Provisions and under any other security or commitment given to the Non-Affiliated Holders pursuant thereto, in each case pursuant to the provisions hereof, or of the Exchangeable Share Provisions or otherwise.

7.4 BOOKS AND RECORDS. The Trustee shall keep available for inspection by the Parent and the Corporation, at the Trustee's principal office in Toronto, Ontario, correct and complete books and records of account relating to the Trustee's actions under this trust agreement, including without limitation all information relating to mailings and instructions to and from non-Affiliated Holders and all transactions pursuant to the Voting Rights and the Exchange Right for the term of this Agreement. On or before November 30, 1998, and on or before November 30 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to the Parent and the Corporation a brief report, dated as of the preceding August 31, with respect to: (a) the property and funds comprising the Trust Estate as of that date; (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Non-Affiliated holders in consideration of the issue and delivery by the Parent of shares of Parent Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and (c) all other actions taken by the Trustee in the performance of its duties under this trust agreement which it had not previously reported.

7.5 INCOME TAX RETURNS AND REPORTS. The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, the Parent shall retain such experts as may be required for the purposes of providing such advice and assistance.

7.6 INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE. The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this trust agreement at the request, order or direction of any Non-Affiliated Holder upon such Non-Affiliated Holder furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby, provided that no Non-Affiliated Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof and with respect to the Exchange Right pursuant to Article 5 hereof, subject to the provisions of section 7.15 hereof. None of the provisions contained in this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

7.7 ACTIONS BY NON-AFFILIATED HOLDERS. No Non-Affiliated Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this trust agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the NonAffiliated Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in section 7.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Non-Affiliated Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Non-Affiliated Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights or the Exchange Right except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Non-Affiliated Holders.

7.8 RELIANCE UPON DECLARATIONS. The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of section 7.9 hereof, if applicable, and with any other applicable provisions of this trust agreement.

7.9 EVIDENCE AND AUTHORITY TO TRUSTEE. The Corporation and/or the Parent shall furnish to the Trustee evidence of compliance with the conditions provided for in this trust agreement relating to any action or step required or permitted to be taken by the Corporation and/or the Parent or the Trustee under this trust agreement or as a result of any obligation imposed under this trust agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation and /or the Parent forthwith if and when:

      (a) such evidence is required by any other section of this trust agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

      (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this trust agreement, gives the Corporation and/or the Parent written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer's Certificate of the Corporation and/or the Parent or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with or satisfied in accordance with the terms of this trust agreement.

Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by such person, provide that if such report or opinion is furnished by a director, officer or employee of the Corporation and/or the Parent it shall be in the form of an Officer's Certificate or a statutory declaration. Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this trust agreement shall include a statement by the person giving the evidence:

      (a) declaring that such person has read and understands the provisions of this trust agreement relating to the condition in question;

      (b) describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, statement or opinion; and

      (c) declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

7.10  EXPERTS, ADVISERS AND AGENTS.  The Trustee may:

      (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Corporation and/or the Parent or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

      (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

7.11 INVESTMENT OF MONEY HELD BY TRUSTEE. Unless otherwise provided in this trust agreement, any money held by or on behalf of the Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust money, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such money on the written direction of the Corporation. Pending the investment of any money as herein before provided, such money may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of the Corporation, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest than current on similar deposits.

7.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this trust agreement or otherwise in respect of the premises.

7.13 TRUSTEE NOT BOUND TO ACT ON CORPORATION'S REQUEST. Except as in this trust agreement otherwise specifically provide, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation and/or the Parent or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14 AUTHORITY TO CARRY ON BUSINESS. The Trustee represents to the Corporation and the Parent that at the date of execution and delivery by it of this trust agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this trust agreement and the Voting Rights, the Exchange Right and the other rights granted in or resulting from the Trustee being a party to this trust agreement shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in Article 10 hereof.

7.15 CONFLICTING CLAIMS. If conflicting claims or demands are made or asserted with respect to any interest of any Non-Affiliated Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Non-Affiliated Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, the Exchange Right or other rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

      (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or other rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

      (b) all differences with respect to the Voting Rights, Exchange Right of other rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

7.16 ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust created and provided for by and in this trust agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Non-Affiliated Holders, subject to all the terms and conditions herein set forth.

                                    ARTICLE 8

                                  COMPENSATION

8.1 FEES AND EXPENSES OF THE TRUSTEE. The Parent and the Corporation jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this trust agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this trust agreement; provided that the Parent and the Corporation shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or wilful misconduct.


                                   ARTICLE 9

                  INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1 INDEMNIFICATION OF THE TRUSTEE. The Parent and the Corporation jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this trust agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this trust agreement, or any written or oral instructions delivered to the Trustee by the Parent or the Corporation pursuant hereto. In no case shall the Parent or the Corporation be liable under this indemnity for any claim against any of the Indemnified Parties if such claim is incurred or suffered by reason of or as a result of the fraud, negligence, wilful misconduct or bad faith of an Indemnified Party and unless the Parent and the Corporation shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii), below, the Parent and the Corporation shall be entitled to participate at their own expense in the defense and, if the Parent or the Corporation so elect at any time after receipt of such notice, any of the them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by the Parent or the Corporation, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and the Parent or the Corporation and the Trustee shall have been advised by counsel acceptable to the Parent or the Corporation that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to the Parent or the Corporation and that an actual or potential conflict of interest exists (in which case the Parent and the Corporation shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). Such indemnification shall survive the resignation or removal of the Trustee and the termination of this trust agreement.

9.2 LIMITATION OF LIABILITY. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, wilful misconduct or bad faith on the part of the Trustee.


                                  ARTICLE 10

                               CHANGE OF TRUSTEE

10.1 RESIGNATION. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to the Parent and the Corporation specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless the Parent and the Corporation otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, the Parent and the Corporation shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Ontario Court of Justice (General Division) upon application of one or more of the parties hereto.

10.2 REMOVAL. The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by the Parent and the Corporation, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

10.3 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided under this trust agreement shall execute, acknowledge and deliver to the Parent and the Corporation and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this trust agreement, with like effect as if originally named as trustee in this trust agreement. However, on the written request of the Parent and the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this trust agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, the Parent and the Corporation and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4 NOTICE OF SUCCESSOR TRUSTEE. Upon acceptance of appointment by a successor trustee as provided herein, the Parent and the Corporation shall cause to be mailed notice of the succession of such trustee hereunder to each Non-Affiliated Holder specified in a List. If the Parent or the Corporation shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Parent and the Corporation.

                                  ARTICLE 11

                               PARENT SUCCESSORS

11.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. The Parent shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

       (a) such other person or continuing corporation (the "Parent Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this trust agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Parent Successor of liability for all money payable and property deliverable hereunder and the covenant of such Parent Successor of liability for all money payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of the Parent under this trust agreement; and

      (b) such transaction shall, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Non-Affiliated Holders hereunder.

11.2 VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of section 11.1 hereof have been duly observed and performed, if required by section 11.1 hereof, the Trustee, the Parent Successor and the Corporation shall execute and deliver the supplemental trust agreement provided for in Article 12 hereof and thereupon the Parent Successor shall possess and from time to time may exercise each and every right and power of the Parent under this trust agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this trust agreement required to be done or performed by the board of directors of the Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such Parent Successor.

11.3 WHOLLY-OWNED SUBSIDIARIES. Except as provided in section 5.10, nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned Subsidiary of the Parent with or into the Parent or the winding up, liquidation or dissolution of any wholly-owned Subsidiary of the Parent with or into the Parent or the winding up, liquidation or dissolution of any wholly-owned Subsidiary of the Parent provided that all of the assets of such Subsidiary are transferred to the Parent or another wholly-owned Subsidiary of the Parent, and any such transactions are expressly permitted by this Article 11; provided that any limitation on such amalgamation, merger, winding up, liquidation or dissolution contained in section 5.10 shall not apply if as a result of any change in law (including provisions of the Code, Treasury regulations promulgated thereunder, rulings and other official pronouncements of the Internal Revenue Service and judicial decisions) after the Effective Time Zemex Sub would, or there is a substantial possibility that it might recognize gain under any provision of the Code upon the delivery of Parent Common Stock in exchange for Exchangeable Shares. Prior to the initiation of any amalgamation, merger, winding up, liquidation or dissolution that would otherwise be limited by section 5.10, the Parent shall deliver to the

Trustee an Officer's Certificate to the effect that such transaction may be carried out, in accordance with the preceding sentence, notwithstanding the limitations that would otherwise apply under section 5.10. If the Officer's Certificate relies upon a change in law, as above described, it shall be accompanied by an opinion of independent legal counsel to the effect that such change in law has occurred and indicating the legal basis for such determination.


                                  ARTICLE 12

                 AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

12.1 AMENDMENTS, MODIFICATIONS, ETC. This trust agreement may not be amended or modified except by an agreement in writing executed by the Corporation, the Parent and the Trustee and approved by the Non-Affiliated Holders in accordance with Section 9.2 of the Exchangeable Share Provisions.

12.2 MINISTERIAL AMENDMENTS. Notwithstanding the provisions of section 12.1 hereof, the parties to this trust agreement may in writing, at any time and from time to time, without the approval of the NonAffiliated Holders, amend or modify this trust agreement for the purposes of:

      (a) adding to the covenants of any or all of the parties hereto for the protection of the Non- Affiliated Holders hereunder;

      (b) making such amendments or modifications not inconsistent with this trust agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the Board of Directors and the board of directors of the Parent and in the opinion of the Trustee and its counsel, having in mind the best interests of the Non-Affiliated Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Non-Affiliated Holders as a whole; or

      (c) making such changes or corrections which, on the advice of counsel to the Corporation, the Parent and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and its counsel and the Board of Directors and the board of directors of the Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Non-Affiliated Holders as a whole.

12.3 MEETING TO CONSIDER AMENDMENTS. The Corporation, at the request of the Parent, shall call a meeting or meetings of the Non-Affiliated Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Corporation, the Exchangeable Share Provisions and all applicable laws.

12.4 CHANGES IN CAPITAL OF PARENT AND THE CORPORATION. At all times after the occurrence of any event effected pursuant to section 6.7 or section 6.8 of this trust agreement, as a result of which either the Parent Common Stock or the Exchangeable Shares or both are in any way changed, this trust agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Parent Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

12.5 EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS. No amendment to or modification or waiver of any of the provisions of this trust agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the Corporation (when authorized by a resolution of its Board of Directors), the Parent (when authorized by a resolution of the Parent Board of Directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

      (a) evidencing the succession of Parent Successors to the Parent and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

      (b) making any additions to, deletions from or alterations of the provisions of this trust agreement or the Voting Rights or the Exchange Right which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Non-Affiliated Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the Parent, the Corporation, the Trustee or this trust agreement; and

      (c) for any other purposes not inconsistent with the provisions of this trust agreement, including without limitation to make or evidence any amendment or modification to this trust agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Non-Affiliated Holders as a whole will not be prejudiced thereby.


                                  ARTICLE 13

                                  TERMINATION

13.1 TERM. The Trust created by this trust agreement shall continue until the earliest to occur of the following events:

      (a) no outstanding Exchangeable Shares are held by any Non-Affiliated Holder;

      (b) each of the Corporation and the Parent elects in writing to terminate the Trust and such termination is approved by the Non-Affiliated Holders of the Exchangeable Shares in accordance with
            Section 9.2 of the Exchangeable Share Provisions; and

      (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

13.2 SURVIVAL OF AGREEMENT. This trust agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by any Non-Affiliated Holder; provided, however, that the provisions of Articles 8 and 9 hereof and the representation contained in section 6.3(b) hereof shall survive any such termination of this trust agreement.


                                  ARTICLE 14

                                    GENERAL

14.1 SEVERABILITY. If any provision of this trust agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this trust agreement shall not in any way be affected or impaired thereby and this trust agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2 ENUREMENT. This trust agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Non-Affiliated Holders, and with respect to the representations contained in section 6.3(b), all shareholders of the Corporation who receive Parent Common Stock through holding Exchangeable Shares.

14.3 NOTICES TO PARTIES. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

      (a)   if to the Parent at:

            ZEMEX CORPORATION
            Canada Trust Tower, BCE Place
            161 Bay Street, Suite 3750
            P.O. Box 703
            Toronto, Ontario
            M5J 2S1

            Attention: President
            Telecopy:   (416) 365-8094

      (b)   if to the Corporation at:

            ZEMEX CANADA CORPORATION
            Canada Trust Tower, BCE Place
            161 Bay Street, Suite 3750
            P.O. Box 703
            Toronto, Ontario
            M5J 2S1

            Attention:  President
            Telecopy:   (416) 365-8094

    (c)   if to the Trustee at:

          ----------------------
          ----------------------

            Attention:
                        -----------------
            Telecopy:
                        -----------------

      Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

14.4 NOTICE OF NON-AFFILIATED HOLDERS. Any and all notices to be given and any documents to be sent to any Non-Affiliated Holders may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the Business Corporations Act (Ontario) from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such Act, the provisions of which Act shall apply mutatis mutandis to notices or documents as aforesaid sent to such holders.

14.5 RISK OF PAYMENTS BY POST. Whenever payments are to be made or documents are to be sent to any Non-Affiliated Holder by the Trustee or by the Corporation, the Parent or by such Non-Affiliated Holder to the Trustee or to the Parent or the Corporation, the making of such payment or sending of such document sent through the post shall be at the risk of the Corporation, in the case of payments made or documents sent by the Trustee or the Corporation or the Parent and the Non-Affiliate Holder, in the case of payments made or documents sent by the Non-Affiliated Holder.

14.6 COUNTERPARTS. This trust agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.7 JURISDICTION. This trust agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

14.8 ATTORNMENT. The Parent agrees that any action or proceeding arising out of or relating to this trust agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Corporation at its registered office in the Province of Ontario as its attorney for service of process.

IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be duly executed as of the date first above written.


                                    ZEMEX CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    ZEMEX CANADA CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                                TRUST COMPANY
                                    -----------
                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                 EXHIBIT "C"

                                   ARTICLE 1

                                INTERPRETATION

1.1 DEFINITIONS. In these Exchangeable Share Provisions, unless something in the subject matter or context is inconsistent therewith:

      "AUTOMATIC EXCHANGE RIGHT" has the meaning set out in Section 5.3(2).

      "BOARD OF DIRECTORS" means the board of directors of the Corporation.

      "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of New York, New York and Toronto, Ontario.

      "CANADA HOLDCO" means a single wholly-owned subsidiary (within the meaning of the OBCA) of Zemex incorporated under the federal laws of Canada or a province thereof.

      "COMMON SHARES" means the Common Shares of the Corporation.

      "CORPORATION" means Zemex Canada Corporation, a corporation existing under the laws of the Province of Ontario.

      "CURRENT MARKET PRICE" means, in respect of a share of Zemex Common Stock on any date, of the average closing sales price of a share of Zemex Common Stock during a period of 20 consecutive trading days ending not more than five days before such date on the New York Stock Exchange or, if the shares of Zemex Common Stock are not then listed on the New York Stock Exchange, on such other stock exchange or automated quotation system on which the shares of Zemex Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of shares of Zemex Common Stock during such period is inadequate to create a market that reflects the fair market value of a share of Zemex Common Stock, then the Current Market Price of a share of Zemex Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding on Zemex, the Corporation and each holder of Exchangeable Shares.

      "DIVIDEND AMOUNT" means an amount equal to the full amount of all dividends and distributions declared and unpaid on each Exchangeable Share and all dividends and distributions declared on a share of Zemex Stock that have not been declared on each Exchangeable Share in accordance with Section 3.1, in each case with a record date prior to the effective date of the exchange of such Exchangeable Share for a share of Zemex Common Stock hereunder.

     "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions set out in this paragraph 4(9) of these articles of amendment.

     "EXCHANGEABLE SHARES" means the Exchangeable Shares of the Corporation to which are attached the Exchangeable Share Provisions.

     "LCR EXERCISING PARTY" has the meaning set out in Section 5.2(1).

     "LIQUIDATION AMOUNT" has the meaning set out in Section 5.1(1).

     "LIQUIDATION CALL PURCHASE PRICE" has the meaning set out in Section
5.2(1).

     "LIQUIDATION CALL RIGHT" has the meaning set out in Section 5.2(1).

     "LIQUIDATION DATE" has the meaning set out in Section 5.1(1).

     "OBCA" means the Business Corporations Act (Ontario), as amended.

     "OPTIONAL REDEMPTION DATE" means a date, if any, established by the Board of Directors for the redemption of Exchangeable Shares pursuant to Section 7.1
hereof, provided that such date shall not be earlier than       unless there are
                                                          -----
less than 5,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Zemex and its Subsidiaries) and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares.

     "REDEMPTION CALL PURCHASE PRICE" has the meaning set out in Section 7.2(1).

     "REDEMPTION CALL RIGHT" has the meaning set out in Section 7.2(1).

     "REDEMPTION PRICE" has the meaning set out in Section 7.1(1).

     "RETRACTED SHARES" has the meaning set out in Section 6.1(1).

     "RETRACTION CALL PURCHASE PRICE" has the meaning set out in Section 6.2(1).

     "RETRACTION CALL RIGHT" has the meaning set out in Section 6.2(1).

     "RETRACTION DATE" has the meaning set out in Section 6.1(1).

     "RETRACTION PRICE" has the meaning set out in Section 6.1(1).

      "RETRACTION REQUEST" has the meaning set out in Section 6.1(1).

      "RCR EXERCISING GROUP" has the meaning set out in Section 6.2.

      "SUBSIDIARY" means, when used with reference to Zemex, any corporation more than 50% of the outstanding stock of which, by vote or value, is owned, directly or indirectly, by Zemex, by one or more other Subsidiaries of Zemex, or by Zemex and one or more other Subsidiaries of Zemex.

      "TRANSFER AGENT" means The R-M Trust Company, a corporation existing under the laws of Canada, or such other person as may from time to time be the registrar and transfer agent for the Exchangeable Shares.
      "TRUSTEE" means o, a corporation existing under the laws of Canada, and any successor trustee appointed under the Voting, Support and Exchange Trust Agreement.

      "TRUST ESTATE" has the meaning set out in Section 1.1 of the Voting, Support and Exchange Trust Agreement.

      "VOTING, SUPPORT AND EXCHANGE AGREEMENT" means the Voting, Support and Exchange Trust Agreement between the Corporation, Zemex and the Trustee, made as of o.

      "ZEMEX" means the Zemex Corporation, a corporation existing under the laws of the State of Delaware, and any successor corporation.

      "ZEMEX CALL NOTICE" has the meaning set out in Section 6.2(2).

      "ZEMEX COMMON STOCK" means the shares of Common Stock of the Zemex, par value US$1.00 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed or for which such shares may be exchanged (whether or not Zemex shall be the issuer of such other securities) or any other consideration which may be received by the holders of such shares pursuant to a recapitalization, reconstruction, reorganization or reclassification of, or amalgamation, merger, liquidation or similar transaction affecting, such shares.

      "ZEMEX DIVIDEND DECLARATION DATE" means the date on which the board of directors of Zemex declares any dividend on the shares of Zemex Common Stock.

      "ZEMEX LIQUIDATION EVENT" has the meaning set out in Section 5.3(1).

      "ZEMEX LIQUIDATION EVENT EFFECTIVE DATE" has the meaning set out in
Section 5.3(3).

      "ZEMEX SUB" means Zemex Canada Holdco, Inc., an indirect wholly-owned Subsidiary of Zemex existing under the laws of the State of Delaware, none of the stock of which is owned directly by Zemex.

1.2 SECTIONS AND HEADINGS. The division of these Exchangeable Share Provisions into articles and sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of these Exchangeable Share Provisions. Unless otherwise indicated, any reference in these Exchangeable Share Provisions to an article or section refers to the specified article or section of these Exchangeable Share Provisions.

1.3 NUMBER, GENDER AND PERSONS. In these Exchangeable Share Provisions, unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing either gender include both genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4 PAYMENTS. All payments to be made hereunder shall be made without interest and less any tax required by law to be deducted and withheld.

                                   ARTICLE 2

                        RANKING OF EXCHANGEABLE SHARES

2.1 RANKING. The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends as and to the extent provided in
Article 3 and with respect to the distribution of assets in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs as and to the extent provided in Article 5.


                                   ARTICLE 3

                                   DIVIDENDS

3.1 DIVIDENDS. A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Zemex Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend or distribution declared on the shares of the Zemex Common Stock, in an amount in cash for each Exchangeable Share as is equal to the cash dividend or distribution declared on each share of Zemex Common Stock,
(b) in the case of a stock dividend or distribution declared on the shares of Zemex Common Stock to be paid in shares of Zemex Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of Zemex Common Stock to be paid on each share of Zemex Common Stock or
(c) in the case of a dividend or distribution declared on the shares of Zemex Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by section 6.8 of the Voting, Support and Exchange Trust Agreement) the type and amount of property declared as a dividend or distribution on each share of Zemex Common Stock. Such dividends shall be paid out of the assets of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares or other securities of the Corporation.


3.2 PAYMENT OF DIVIDENDS. Checks of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends or distributions contemplated by Section 3.1(a) hereof and the sending of such a check to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the check is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends or other distribution of Exchangeable Shares contemplated by Section 3.1(b) hereof and the sending of such certificate to each holder of an Exchangeable Share shall satisfy the stock dividend or other distribution of Exchangeable Shares represented thereby. Such other type and amount of property in respect of any dividends or distributions contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend or distribution represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a check that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend or distribution was payable.

3.3 RECORD AND PAYMENT DATES. The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Exchangeable Shares under
Section 3.1 hereof shall be the same as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the shares of Zemex Common Stock.

3.4 PARTIAL PAYMENT. If on any payment date for any dividends or distributions declared on the Exchangeable Shares under Section 3.1 hereof the dividends or distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient money or other assets properly applicable to the payment of such dividends or distributions.


                                   ARTICLE 4

                             CERTAIN RESTRICTIONS


4.1   CERTAIN RESTRICTIONS

(1) Except as provided in Section 4.1(2), so long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 9.2 hereof:

      (a) pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

      (b) redeem or purchase or make any capital distribution in respect of Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

      (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

      (d) issue any shares other than (i) Exchangeable Shares, (ii) Common Shares, and (iii) any other shares not ranking superior to the Exchangeable Shares.

      (2) The restrictions in Sections 4.1(1)(a), 4.1(1)(b) and 4.1(1)(c) shall not apply if all dividends and distributions on the outstanding Exchangeable Shares corresponding to dividends and distributions declared to date on the Zemex Common Stock shall have been declared on the Exchangeable Shares and paid in full.

                                   ARTICLE 5

                                  LIQUIDATION

5.1   PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING UP OF THE
      CORPORATION

      (1) Subject to applicable law and the due exercise by Zemex or Zemex Sub of a Liquidation Call Right, in the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation among the holders of the Common Shares, or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one share of Zemex Common Stock, plus (b) the Dividend Amount, if any (collectively, the "Liquidation Amount").

      (2) In the case of a distribution on Exchangeable Shares under this
Section 5.1, on or promptly after the Liquidation Date, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the aggregate Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares, certificates representing the aggregate number of shares of Zemex Common Stock deliverable by the Corporation to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a check of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the aggregate Liquidation Amount payable to such holder. On or before the Liquidation Date, the Corporation shall deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon such deposit being made, the rights of the holders of Exchangeable Shares as such shall be limited to receiving their proportional part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions and any interest allowed on such deposit shall belong to the Corporation. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the shares of Zemex Common Stock delivered to them.

      (3) After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the total Liquidation Amount pursuant to this Section 5.1, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.2   LIQUIDATION CALL RIGHTS

      (1) Subject to the limitations set forth in Section 5.2(2), Zemex and Zemex Sub shall each have the overriding right (a "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding up of the Corporation pursuant to Section 5.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date (other than Zemex, Zemex Sub and Canada Holdco) all but not less than all of the Exchangeable Shares held by each such holder on payment by whichever of Zemex or Zemex Sub is exercising such right (the "LCR Exercising Party") of an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one share of Zemex Common Stock, plus (b) the Dividend Amount, if any (collectively, the "Liquidation Call Purchase Price"). In the event of the exercise of a Liquidation Call Right, each holder of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) shall be obligated to sell all the Exchangeable Shares held by such holder to the LCR Exercising Party on the Liquidation Date on payment by the LCR Exercising Party to the holder of the Liquidation Call Purchase Price for each such share.

      (2) In order to exercise its Liquidation Call Right, an LCR Exercising Party must notify in writing the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Corporation of its intention to exercise such right at least 55 days before the Liquidation Date in the case of voluntary liquidation, dissolution or winding up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to wether or not a Liquidation Call Right has been exercised (such notice to specify the LCR Exercising Party) forthwith after the expiry of the date by which the same may be exercised, such form of notice to be provided by Zemex to the Transfer Agent. If a LCR Exercising Party duly exercises its Liquidation Call Right in accordance with this Section 5.2, all obligations of the Corporation under Section 5.1 shall terminate and on the Liquidation Date such LCR Exercising Party will purchase and holders of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) will sell all of their Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

      (3) For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Liquidation Call Right, the LCR Exercising Party shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the total number of shares of Zemex Common Stock deliverable by the LCR Exercising Party (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Liquidation Call Purchase Price and a check in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price and any interest allowed on such deposit shall belong to the LCR Exercising Party. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by the LCR Exercising Party, upon presentation and surrender by the holder of Exchangeable Shares of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the shares of Zemex Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of the LCR Exercising Party shall deliver to such holder, a certificate representing the shares of Zemex Common Stock to which such holder is entitled and a check in payment of the remaining portion, if any, of the holder's proportionate part of the total Liquidation Call Purchase Price. If neither Zemex nor Zemex Sub exercises its Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares shall be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding up of the Corporation pursuant to Section 5.1 hereof.

5.3   AUTOMATIC EXCHANGE ON LIQUIDATION OF ZEMEX

      (1) Zemex shall give the Transfer Agent written notice of each of the following events (each a "Zemex Liquidation Event") at the time set forth below:

      (a) in the event of any determination by the board of directors of Zemex to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Zemex or to effect any other distribution of assets of Zemex among its stockholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution; and

      (b) immediately, upon the earlier of (i) receipt by Zemex of notice of and
      (ii) Zemex otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of Zemex or to effect any other distribution of assets of Zemex among its stockholders for the purpose of winding up its affairs.

      (2) Immediately following receipt by the Transfer Agent from Zemex of notice of any Zemex Liquidation Event contemplated by Section 5.3(1)(a) or 5.3(1)(b), the Transfer Agent will give notice thereof to the holders of Exchangeable Shares. Such notice shall be provided by Zemex to the Transfer Agent and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of Zemex Common Stock provided for in Section 5.3(4) below (the "Automatic Exchange Right").

      (3) In order that the holders of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) will be able to participate on a pro rata basis with the holders of Zemex Common Stock in the distribution of assets of Zemex in connection with a Zemex Liquidation Event, on the fifth Business Day prior to the effective date (the "Zemex Liquidation Event Effective Date") of a Zemex Liquidation Event all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Zemex, Zemex Sub or Canada Holdco) shall be automatically exchanged for shares of Zemex Common Stock. To effect such automatic exchange, Zemex shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Zemex Liquidation Event Effective Date and held by a holder of Exchangeable Shares (other than Zemex, Zemex Sub or Canada Holdco), and each such holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the fifth Business Day prior to the Zemex Liquidation Event Effective Date, which shall be satisfied in full by Zemex delivering to such holder one share of Zemex Common Stock, plus (b) the Dividend Amount, if any.

      (4) On the fifth Business Day prior to the Zemex Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Zemex Common Stock shall be deemed to have occurred, and each holder of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) shall be deemed to have transferred to Zemex all of such holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and Zemex shall deliver or cause to be delivered to the Transfer Agent, for delivery to such holders, the certificates for the number of shares of Zemex Common Stock deliverable upon the automatic exchange of Exchangeable Shares for Zemex Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a check for the balance, if any, of the total purchase price for such Exchangeable Shares and any interest on such deposit shall belong to Zemex. Concurrently with each such holder ceasing to be a holder of Exchangeable Shares, such holder shall be considered and deemed for all purposes to be the holder of the shares of Zemex Common Stock delivered to it, or to the Transfer Agent on its behalf, pursuant to the automatic exchange of Exchangeable Shares for Zemex Common Stock and the certificates held by such holder previously representing the Exchangeable Shares exchanged by such holder with Zemex pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Zemex Common Stock delivered to such holder by Zemex pursuant to such automatic exchange. Upon the request of any such former holder of Exchangeable Shares and the surrender by such holder of Exchangeable Share certificates deemed to represent shares of Zemex Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Zemex may reasonably require, the Transfer Agent shall deliver or cause to be delivered to such holder certificates representing the shares of Zemex Common Stock of which such holder is the holder and a check in payment of the remaining portion, if any, of the purchase price.

                                   ARTICLE 6

                        RETRACTION AT OPTION OF HOLDER

6.1   RETRACTION AT OPTION OF HOLDER

      (1) Subject to applicable law and the due exercise by either Zemex or Zemex Sub of a Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Corporation to redeem, on the fifth Business Day after the date on which the Retraction Request is received by the Corporation (the "Retraction Date"), any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one share of Zemex Common Stock for each Exchangeable Share presented and surrendered by the holder, plus
(b) the Dividend Amount, if any (collectively, the "Retraction Price"). To effect a redemption under this Section 6.1, the holder must present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate representing the Exchangeable Shares that the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate (the "Retracted Shares") redeemed by the Corporation.

      (2) In the case of a redemption of Exchangeable Shares under this Section 6.1, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1(1) hereof of a certificate representing the number of Exchangeable Shares which the hold desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(5), the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date, the Corporation shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Zemex Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Price and a check of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the aggregate Retraction Price to which such holder is entitled and such delivery of such certificate and check on behalf of the

Corporation by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such share certificates and check, unless such check is not paid on due presentation. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

      (3) On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the aggregate Retraction Price for such Retracted Shares, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the shares of Zemex Common Stock delivered to such holder.

      (4) Notwithstanding any other provision of this Section 6.1, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and neither Zemex nor Zemex Sub shall have exercised its Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law and more than one holder has delivered a Retraction Request, the Corporation shall redeem Retracted Shares in accordance with Section 6.1(2) on a pro rata basis and shall issue to each such holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to
Section 6.1(2) hereof. If the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(5) and neither Zemex nor Zemex Sub shall have exercised its Retraction Call Right in respect of any such Retracted Shares, an Insolvency Event (as defined in the Voting, Support and Exchange Trust Agreement) shall, to the extent it has not theretofore occurred, be deemed thereupon to have occurred and the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.1(2) as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have exercised its Exchange Right (as defined in the Voting, Support and Exchange Trust Agreement) so as to require Zemex to purchase the unredeemed Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Zemex to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting, Support and Exchange Trust Agreement.

      (5) A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void.

6.2   RETRACTION CALL RIGHTS

      (1) In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Section 6.1 and subject to the limitations set forth in Section 6.2(2), Zemex and Zemex Sub shall each have the overriding right (a "Retraction Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Section 6.1 hereof, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by whichever of Zemex or Zemex Sub is exercising such right (the "RCR Exercising Party") of an amount per share equal to the Retraction Price (the "Retraction Call Purchase Price"). In the event of the exercise of a Retraction Call Right, a holder of Exchangeable Shares who has delivered a Retraction Request shall be obligated to sell all the Retracted Shares to the RCR Exercising Party on the Retraction Date on payment by the RCR Exercising Party of an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the RCR Exercising Party causing to be delivered to such holder one share of Zemex Common Stock for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the "Retraction Call Purchase Price").

      (2) Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Zemex and Zemex Sub thereof. For greater certainty, Zemex Sub shall only be entitled to exercise its Retraction Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which Zemex has not exercised its Retraction Call Right. In order to exercise its Retraction Call Right, the RCR Exercising Party must notify the Corporation of its determination to do so (a "Zemex Call Notice") within two Business Days of notification to such RCR Exercising Party by the Corporation of the receipt by the Corporation of the Retraction Request. If either Zemex or Zemex Sub notifies the Corporation within such two Business Day period, the Corporation shall notify the holder as soon as possible thereafter as to the exercise of a Retraction Call Right (such notice to specify the RCR Exercising Party). If either Zemex or Zemex Sub delivers a Zemex Call Notice within such two Business Day period and duly exercises its Retraction Call Right in accordance with this
Section 6.2, the obligation of the Corporation to redeem the Retracted Shares shall terminate and, provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(5), the RCR Exercising Party shall purchase from such holder and such holder shall sell to the RCR

Exercising Party on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price. For the purposes of completing a purchase pursuant to a Retraction Call Right, the RCR Exercising Party shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the number of shares of Zemex Common Stock to which such holder is entitled and a check in the amount of the remaining portion, if any, of the aggregate Retraction Call Purchase Price to which such holder is entitled. Provided that the aggregate Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that neither Zemex nor Zemex Sub delivers a Zemex Call Notice within such two Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 61(5), the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in Section 6.1.

      (3) For the purpose of completing a purchase of Exchangeable Shares pursuant to the exercise of a Retraction Call Right, the RCR Exercising Party shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Zemex Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Call Purchase Price and a check of the RCR Exercising Party payable at par and in Canadian dollars at any branch of the bankers of Zemex, Zemex Sub or of the Corporation in Canada in payment of the remaining portion, if any, of such aggregate Retraction Call Purchase Price and such delivery of such certificate and check on behalf of the RCR Exercising Party by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Purchase Price to the extent that the same is represented by such share certificates and check, unless such check is not paid on due presentation.

      (4) On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Call Purchase Price unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Call Purchase Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by the RCR Exercising Party shall thereafter be considered and deemed for all purposes to be a holder of the shares of Zemex Common Stock delivered to such holder.


                                   ARTICLE 7

                         REDEMPTION BY THE CORPORATION

7.1   REDEMPTION BY THE CORPORATION

      (1) Subject to applicable law and the due exercise by either Zemex or Zemex Sub of a Redemption Call Right, the Corporation shall on any Optional Redemption Date redeem all of the then outstanding Exchangeable Shares for an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to such Optional Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one share of Zemex Common Stock for each Exchangeable Share held by such holder, plus (b) the Dividend Amount, if any (collectively, the "Redemption Price"). If either Zemex or Zemex Sub exercises a Redemption Call Right and all of the then outstanding Exchangeable Shares other than the Exchangeable Shares held by Zemex, Zemex Sub or Canada Holdco are purchased pursuant to Section 7.2, the remaining outstanding Exchangeable Shares continue to be redeemable by the Corporation on a subsequent Optional Redemption Date pursuant to the provisions of this Section 7.1.

      (2) In case of a redemption of Exchangeable Shares under this Section 7.1, the Corporation shall, at least 120 days before any Optional Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Zemex or Zemex Sub under its Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, such Optional Redemption Date and, if applicable, particulars of the Redemption Call Right.

      (3) On or after any Optional Redemption Date and subject to the exercise by Zemex or Zemex Sub of a Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and such additional documents and instruments as the Transfer Agent and the Corporation may be reasonable require. Payment of the aggregate Redemption Price for Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of such holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agents as may be specified by the Corporation in such notice, of a certificate representing the aggregate number of shares of Zemex Common Stock deliverable by the Corporation to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a check of the Corporation payable at par at any branch of the bankers of Corporation in respect of the remaining portion, if any, of such aggregate Redemption Price. On and after the Optional Redemption date, the holders of the Exchangeable Shares called for redemption shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the aggregate Redemption Price deliverable to a holder for Exchangeable Shares shall not be made upon presentation and surrender of share certificate in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected until the aggregate Redemption Price deliverable to such holder has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest allowed on such deposit shall belong to the Corporation. Provided that such total Redemption Price has been so deposited prior to any Optional Redemption Date, on and after such Optional Redemption Date, the Exchangeable Shares shall be redeemed and the rights of the holders thereof after such Optional Redemption Date shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the shares of Zemex Common Stock delivered to them.

7.2   REDEMPTION CALL RIGHTS.

      (1) Subject to the limitations set forth in Section 7.2(2), Zemex and Zemex Sub shall each have the overriding right (a "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Section 7.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) on the last Business Day prior to the Optional Redemption Date in respect of which the Redemption Call Right is exercised all but not less than all of the Exchangeable Shares held by each such holder on payment by whichever of Zemex or Zemex Sub is exercising such right (the "RCR Exercising Party") of an amount per share equal to (a) the Current Market Price of a share of Zemex Common Stock on the last Business Day prior to such Optional Redemption Date, which shall be satisfied in full by causing to be delivered to such holder one share of Zemex Common Stock plus (b) the Dividend Amount, if any (collectively, the "Redemption Call Purchase Price"). In the event of exercise of a Redemption Call Right, each holder of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) shall be obligated to sell all the Exchangeable Shares held by such holder to the RCR Exercising Party on the last Business Day Prior to such Optional Redemption Date on payment by the RCR Exercising Party to such holder of the Redemption Call Purchase Price for each such share.

      (2) For greater certainty, Zemex Sub shall only be entitled to exercise its Redemption Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which Zemex has not exercised its Redemption Call Right. In order to exercise its Redemption Call Right, an RCR Exercising Party must notify in writing the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Corporation of its intention to exercise such right at least 125 days before an Optional Redemption Date. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not a Redemption Call Right has been exercised (such notice to specify the RCR Exercising Party) forthwith after the expiry of the date by which the same may be exercised, such form of notice to be provided by Zemex to the Transfer Agent. If an RCR Exercising Party duly exercises its Redemption Call Right in accordance with this Section 7.2, the right of the Corporation to redeem any Exchangeable Shares pursuant to Section
7.1 on such Optional Redemption Date shall terminate at such time and on the last Business Day prior to such Optional Redemption Date such RCR Exercising Party will purchase and the holders of Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

      (3) For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Redemption Call Right, the RCR Exercising Party shall deposit with the Transfer Agent, on or before the last Business Day prior to the Optional Redemption Date, certificates representing the total number of shares of Zemex Common Stock deliverable by the RCR Exercising Party (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Redemption Call Purchase Price and a check in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price and any interest allowed on such deposit shall belong to the RCR Exercising Party. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the last Business Day prior to such Optional Redemption Date the rights of each holder of Exchangeable Shares (other than Zemex, Zemex Sub and Canada Holdco) will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by the RCR Exercising Party upon presentation and surrender by such holder of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the last Business Day prior to such Optional Redemption Date be considered and deemed for all purposes to be the holder of the shares of Zemex Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and such additional documents and instruments as the Transfer Agent and the corporation may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of the RCR Exercising Party shall deliver to such holder, a certificate representing the shares of Zemex Common Stock to which such holder is entitled and a check in payment of the remaining portion, if any, of the holder's proportionate part of the total Redemption Call Purchase Price. If neither Zemex nor Zemex Sub exercises the Redemption Call Right in the manner described above, on the Optional Redemption Date a holder of Exchangeable Shares shall be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Section 7.1 hereof.


                                   ARTICLE 8

                                 VOTING RIGHTS

8.1 Except as required by applicable law and the provisions of Sections 9.2,
10.1 and 11.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. The holders of the Exchangeable Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business of the Corporation.


                                   ARTICLE 9

                            AMENDMENT AND APPROVAL

9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restrictions or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Exchangeable Shares represented in person by proxy at the meeting excluding Exchangeable Shares beneficially owned by Zemex or any of its Subsidiaries. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                  ARTICLE 10

                           RECIPROCAL CHANGES, ETC.
                       IN RESPECT OF ZEMEX COMMON STOCK

10.1 (1) Each holder of an Exchangeable Share acknowledges that the Voting, Support and Exchange Trust Agreement provides, in part, that Zemex will not, except as provided in the Voting, Support and Exchange Trust Agreement, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof:

      (a) issue or distribute shares of Zemex Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Zemex Common Stock) to the holders of all or substantially all of the then outstanding shares of Zemex Common Stock by way of stock dividend or other distribution, other than an issue of shares of Zemex Common Stock (or securities exchangeable for or convertible into carrying rights to acquire Zemex Common Stock) to holders of shares of Zemex Common Stock who exercise an option to receive dividends in shares of Zemex Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Zemex Common Stock) in lieu of receiving cash dividends;

      (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Zemex Common Stock entitling them to subscribe for or to purchase shares of Zemex Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Zemex Common Stock); or

      (c) issue or distribute to the holders of all or substantially all of the then outstanding shares of Zemex Common Stock (i) shares or securities of Zemex of any class other than Zemex Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Zemex Common Stock),
(ii) rights, options or warrants other than those referred to in Section 10.1(1)(b) above, (iii) evidences of indebtedness of Zemex or (iv) assets of Zemex;

unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

      (2) Each of the holder of Exchangeable Share acknowledges that the Voting, Support and Exchange Trust Agreement further provides, in part, that Zemex will not, except as provided in the Voting, Support and Exchange Trust Agreement, without the prior approval of the

Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

      (a) subdivide, redivide or change the then outstanding shares of Zemex Common Stock into a greater number of shares of Zemex Common Stock; or

      (b) reduce, combine or consolidate or change the then outstanding shares of Zemex Common Stock into a lesser number of shares of Zemex Common Stock; or

      (c) reclassify or otherwise change the shares of Zemex Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the Zemex Common Stock;

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

      The Voting, Support and Exchange Trust Agreement further provides, in part, that the aforesaid provisions of the Voting, Support and Exchange Trust Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof.


                                  ARTICLE 11

                 ACTIONS BY THE CORPORATION UNDER THE VOTING,
                     SUPPORT AND EXCHANGE TRUST AGREEMENT

11.1 The Corporation shall take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Zemex with all provisions of the Voting, Support and Exchange Trust Agreement applicable to the Corporation and Zemex, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

11.2 The Corporation shall not agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Voting, Support and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

      (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares;

      (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting an ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.


                                  ARTICLE 12

                                    LEGEND

12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the provisions of the Voting, Support and Exchange Trust Agreement (including the provisions with respect to the call rights, voting rights and exchange rights thereunder).

                                  ARTICLE 13

                                    NOTICES

13.1 Subject to applicable law, any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

13.3 Subject to applicable law, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been paid given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares, or any defect in such notice, shall not invalidate or otherwise alter or effect any action or proceeding to be taken by the Corporation pursuant thereto.

                                  SCHEDULE A

                             NOTICE OF RETRACTION


To the Corporation, Zemex and Zemex Sub
      c/o The R-M Trust Company

This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem on the Retraction Date (being the fifth Business Day after the date upon which this notice is received by the Corporation) in accordance with Article 6 of the Share Provisions:

                  all share(s) represented by this certificate; or

                           share(s) only.
                  --------

The undersigned acknowledges the Retraction Call Right of Zemex and, in certain circumstances, Zemex Sub, to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Zemex or Zemex Sub, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If neither Zemex nor Zemex Sub determines to exercise its Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Zemex or Zemex Sub, may be revoked and withdrawn by the undersigned by notices in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency requirements or other provisions of applicable law, the Corporation is unable to redeem all Retracted Shares an Insolvency Event (as defined in the Voting, Support and Exchange Trust Agreement) shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting, Support and Exchange Trust Agreement) so as to require Zemex to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Corporation, Zemex and Zemex Sub that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation, Zemex and Zemex Sub, as the case may be, free and clear of all liens, claims and encumbrances.


--------------------  ------------------------------  ------------------------
      (Date)             (Signature of Shareholder)   (Guarantee of Signature)

Please check box if the securities and any check(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of Transfer Agent in Toronto, failing which the securities and any check will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any check resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and check resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed, all exigible transfer taxes are paid and the signature of the registered holder is guaranteed by a Canadian chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (STAMP) Program.


                                                 Date
-----------------------------------------------      ---------------------------
Name of Person in Whose Name Securities and Check
Are to be Registered, Issued or Delivered (please print)

-------------------------------------------    -------------------------------
Street Address or P.O. Box                     Signature of Registered Holder


-------------------------------------------    -------------------------------
City - Province                                Signature Guaranteed by


NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

U.S. Residents/Citizens must provide their Taxpayer Identification Number here:

-----------------------------